UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Real Estate Index Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Real Estate Index Fund	39.73%	4.91%	9.58%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US IMI Real Estate 25/25 Index, the Dow Jones U.S. Select Real Estate Securities Index℠, and the Fidelity Real Estate Linked Index performed over the same period.

Period Ending Values
$24,748	Fidelity® Real Estate Index Fund
$29,438	MSCI US IMI Real Estate 25/25 Index
$25,423	Dow Jones U.S. Select Real Estate Securities Index℠
$24,947	Fidelity Real Estate Linked Index

Effective December 1, 2020, the fund's benchmark changed from the Dow Jones U.S. Select Real Estate Securities IndexSM to the MSCI US IMI Real Estate 25/25 Index.

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 39.73%, compared with the 36.79% advance of the benchmark MSCI US IMI Real Estate 25/25 index. By segment, apartment real estate investment trusts (REITs) rose roughly 58% and contributed most, followed by real-estate related firms, which were up 39%, and self-storage REITs (+68%). Additionally, the health care group advanced 46%, industrial REITs gained 19% and strip centers rose 75%. Other notable contributors included malls (+110%), hotels (+84%), office REITs (+25%), other retail REITs (+49%) and specialty REITs (+29%). Turning to individual stocks, the top contributor was American Tower (+24%), within the real-estate related segment. In malls, Simon Property Group (+115%) was helpful while Public Storage (+61%) from the self-storage industry also contributed. Welltower, within the health care category, rose approximately 68% and added value, as did Prologis (+24%) within the industrial group. Conversely, the biggest individual detractor was Digital Realty Trust (-1%), from the mixed industrial/office segment, followed by Americold Realty Trust (-2%), which is in the industrial category. Within the real-estate related group, GEO Group returned roughly -25% and further weighed on the portfolio’s return. Other detractors included Equity Commonwealth (-6%), a stock in the office group, and Washington Prime (-70%), from the other retail segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On December 1, 2020, the fund's SEC benchmark changed from the Dow Jones U.S. Select Real Estate Securities Index to the MSCI US IMI Real Estate 25/25 Index, which is broader and better reflects the investment opportunities in the real estate market.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
American Tower Corp.	8.1
Prologis (REIT), Inc.	6.1
Crown Castle International Corp.	5.1
Equinix, Inc.	4.2
Public Storage	3.2
Simon Property Group, Inc.	2.7
Digital Realty Trust, Inc.	2.7
SBA Communications Corp. Class A	2.5
Welltower, Inc.	2.4
CBRE Group, Inc.	2.1
39.1

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Diversified	23.7
REITs - Apartments	12.1
REITs - Management/Investment	12.0
REITs - Warehouse/Industrial	9.0
REITs - Health Care	7.8

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign Investments - 0.2%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 95.0%
REITs - Apartments - 12.1%
American Campus Communities, Inc.	270,397	$13,603,673
American Homes 4 Rent Class A	544,541	22,870,722
Apartment Investment & Management Co. Class A	296,813	2,065,818
AvalonBay Communities, Inc.	270,439	61,614,117
Camden Property Trust (SBI)	189,407	28,295,512
Centerspace	25,108	2,259,720
Equity Residential (SBI)	718,624	60,457,837
Essex Property Trust, Inc.	127,629	41,875,075
Independence Realty Trust, Inc.	220,423	4,249,755
Invitation Homes, Inc.	1,091,048	44,383,833
Mid-America Apartment Communities, Inc.	223,218	43,103,340
UDR, Inc.	577,657	31,765,358
		356,544,760
REITs - Diversified - 23.7%
Alexander & Baldwin, Inc.	156,297	3,129,066
American Finance Trust, Inc.	247,609	2,097,248
Apartment Income (REIT) Corp.	298,466	15,711,250
Apple Hospitality (REIT), Inc.	448,529	6,705,509
Armada Hoffler Properties, Inc.	147,851	1,922,063
Broadstone Net Lease, Inc. (a)	27,297	710,268
CatchMark Timber Trust, Inc.	143,274	1,674,873
CorePoint Lodging, Inc. (b)	141,998	1,908,453
Cousins Properties, Inc.	298,640	11,861,981
Crown Castle International Corp.	782,592	151,110,689
Digital Realty Trust, Inc.	514,301	79,284,642
Digitalbridge Group, Inc. (a)(b)	1,040,698	7,243,258
Duke Realty Corp.	724,855	36,880,622
EPR Properties	154,812	7,787,044
Equinix, Inc.	150,745	123,672,705
Gaming & Leisure Properties	420,242	19,894,256
Gladstone Commercial Corp.	77,127	1,787,804
Gladstone Land Corp.	29,500	687,940
Global Net Lease, Inc.	178,271	3,292,665
Lamar Advertising Co. Class A	174,006	18,549,040
NexPoint Residential Trust, Inc.	45,886	2,704,980
One Liberty Properties, Inc.	48,453	1,482,177
Outfront Media, Inc. (b)	313,137	7,480,843
Potlatch Corp.	145,143	7,538,727
Preferred Apartment Communities, Inc. Class A	108,924	1,148,059
PS Business Parks, Inc.	43,041	6,614,110
Safehold, Inc.	32,012	2,891,324
SBA Communications Corp. Class A	215,094	73,344,903
Store Capital Corp.	475,825	17,220,107
The GEO Group, Inc. (a)	244,673	1,693,137
Uniti Group, Inc.	407,288	4,769,342
VICI Properties, Inc. (a)	936,687	29,215,268
Vornado Realty Trust	322,519	14,029,577
Washington REIT (SBI)	160,086	3,888,489
WP Carey, Inc.	337,122	27,202,374
		697,134,793
REITs - Health Care - 7.8%
CareTrust (REIT), Inc.	209,907	5,062,957
Community Healthcare Trust, Inc.	55,210	2,751,114
Diversified Healthcare Trust (SBI)	539,148	2,102,677
Global Medical REIT, Inc.	149,811	2,331,059
Healthcare Realty Trust, Inc.	268,290	8,553,085
Healthcare Trust of America, Inc.	425,583	12,167,418
Healthpeak Properties, Inc.	988,100	36,530,057
LTC Properties, Inc.	76,158	2,882,580
Medical Properties Trust, Inc.	1,120,818	23,570,803
New Senior Investment Group, Inc.	252,082	2,324,196
Physicians Realty Trust	397,651	7,535,486
Sabra Health Care REIT, Inc.	425,829	7,916,161
Universal Health Realty Income Trust (SBI)	29,831	1,782,402
Ventas, Inc.	724,942	43,337,033
Welltower, Inc.	805,852	69,996,305
		228,843,333
REITs - Health Care Facilities - 0.8%
National Health Investors, Inc.	89,999	6,140,632
Omega Healthcare Investors, Inc.	443,133	16,076,865
		22,217,497
REITs - Hotels - 2.8%
Chatham Lodging Trust (b)	129,501	1,590,272
DiamondRock Hospitality Co. (b)	443,964	3,822,530
Host Hotels & Resorts, Inc. (b)	1,386,599	22,088,522
MGM Growth Properties LLC	305,267	11,539,093
Park Hotels & Resorts, Inc. (b)	481,603	8,909,656
Pebblebrook Hotel Trust	279,065	6,276,172
RLJ Lodging Trust	359,307	5,156,055
Ryman Hospitality Properties, Inc. (b)	109,132	8,370,424
Service Properties Trust	364,449	4,056,317
Summit Hotel Properties, Inc. (b)	258,616	2,330,130
Sunstone Hotel Investors, Inc. (b)	457,713	5,282,008
Xenia Hotels & Resorts, Inc. (b)	252,124	4,457,552
		83,878,731
REITs - Industrial Buildings - 0.4%
Stag Industrial, Inc.	304,457	12,580,163
REITs - Management/Investment - 12.0%
American Assets Trust, Inc.	114,248	4,219,179
American Tower Corp.	842,160	238,162,851
CoreSite Realty Corp.	74,164	10,250,206
Empire State Realty Trust, Inc.	324,382	3,707,686
iStar Financial, Inc. (a)	172,968	4,191,015
Lexington Corporate Properties Trust	512,513	6,739,546
National Retail Properties, Inc.	343,777	16,800,382
Rayonier, Inc.	261,235	9,851,172
Retail Properties America, Inc.	464,036	5,851,494
UMH Properties, Inc.	103,313	2,405,127
Weyerhaeuser Co.	1,463,283	49,356,536
		351,535,194
REITs - Manufactured Homes - 2.2%
Equity Lifestyle Properties, Inc.	340,227	28,511,023
Sun Communities, Inc.	185,748	36,427,040
		64,938,063
REITs - Office Buildings - 0.6%
CyrusOne, Inc.	229,681	16,369,365
Office Properties Income Trust	98,825	2,863,949
		19,233,314
REITs - Office Property - 7.0%
Alexandria Real Estate Equities, Inc.	241,566	48,636,898
Boston Properties, Inc.	290,430	34,090,673
Brandywine Realty Trust (SBI)	374,813	5,232,389
City Office REIT, Inc.	131,034	1,686,408
Columbia Property Trust, Inc.	229,718	3,829,399
Corporate Office Properties Trust (SBI)	232,053	6,831,640
Douglas Emmett, Inc.	333,696	11,145,446
Easterly Government Properties, Inc.	152,011	3,450,650
Equity Commonwealth	196,365	5,162,436
Franklin Street Properties Corp.	256,810	1,340,548
Highwoods Properties, Inc. (SBI)	213,432	10,178,572
Hudson Pacific Properties, Inc.	307,809	8,390,873
JBG SMITH Properties	233,368	7,614,798
Kilroy Realty Corp.	207,648	14,383,777
Mack-Cali Realty Corp.	179,855	3,237,390
Paramount Group, Inc.	361,500	3,528,240
Piedmont Office Realty Trust, Inc. Class A	258,488	4,916,442
SL Green Realty Corp.	147,899	11,012,560
VEREIT, Inc.	433,628	21,234,763
		205,903,902
REITs - Regional Malls - 3.0%
Simon Property Group, Inc.	635,207	80,366,390
Tanger Factory Outlet Centers, Inc. (a)	215,810	3,705,458
The Macerich Co.	250,113	4,076,842
		88,148,690
REITs - Shopping Centers - 5.4%
Acadia Realty Trust (SBI)	183,851	3,934,411
Alexanders, Inc.	4,423	1,233,309
Brixmor Property Group, Inc.	605,813	13,945,815
Federal Realty Investment Trust (SBI)	144,798	17,018,109
Kimco Realty Corp.	872,806	18,616,952
Kite Realty Group Trust	203,227	4,097,056
Realty Income Corp.	652,920	45,893,747
Regency Centers Corp.	334,753	21,896,194
Retail Opportunity Investments Corp.	266,798	4,714,321
RPT Realty	211,273	2,691,618
Saul Centers, Inc.	37,057	1,689,799
Seritage Growth Properties (b)	99,192	1,574,177
SITE Centers Corp.	355,366	5,636,105
Urban Edge Properties	263,733	5,010,927
Urstadt Biddle Properties, Inc. Class A	75,561	1,440,948
Weingarten Realty Investors (SBI)	256,500	8,256,735
		157,650,223
REITs - Single Tenant - 1.1%
Agree Realty Corp.	95,287	7,160,818
Essential Properties Realty Trust, Inc.	221,858	6,611,368
Four Corners Property Trust, Inc.	151,622	4,353,068
Getty Realty Corp.	75,667	2,390,321
NETSTREIT Corp.	53,354	1,384,536
Spirit Realty Capital, Inc.	208,248	10,458,215
		32,358,326
REITs - Storage - 7.1%
CubeSmart	385,161	19,127,095
Extra Space Storage, Inc.	252,253	43,927,337
Iron Mountain, Inc.	565,725	24,756,126
Life Storage, Inc.	139,808	16,407,867
National Storage Affiliates Trust	168,013	9,101,264
Public Storage	303,471	94,828,618
		208,148,307
REITs - Warehouse/Industrial - 9.0%
Americold Realty Trust	400,323	15,552,549
EastGroup Properties, Inc.	80,818	14,241,748
First Industrial Realty Trust, Inc.	256,936	14,074,954
Industrial Logistics Properties Trust	141,774	3,842,075
Monmouth Real Estate Investment Corp. Class A	192,168	3,658,879
Prologis (REIT), Inc.	1,392,765	178,329,631
QTS Realty Trust, Inc. Class A	115,880	9,005,035
Rexford Industrial Realty, Inc.	240,908	14,820,660
Terreno Realty Corp.	142,957	9,772,541
		263,298,072

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		2,792,413,368

Real Estate Management & Development - 4.7%
Diversified Real Estate Activities - 0.2%
Five Point Holdings LLC Class A (b)	155,898	1,304,866
The RMR Group, Inc.	36,465	1,430,887
The St. Joe Co.	74,853	3,388,595
		6,124,348
Real Estate Development - 0.3%
Forestar Group, Inc. (b)	56,191	1,150,230
Howard Hughes Corp. (b)	81,675	7,572,089
		8,722,319
Real Estate Operating Companies - 0.2%
FRP Holdings, Inc. (b)	8,216	494,028
Kennedy-Wilson Holdings, Inc.	240,755	4,860,843
		5,354,871
Real Estate Services - 4.0%
CBRE Group, Inc. (b)	652,673	62,956,838
Cushman & Wakefield PLC (b)	247,127	4,613,861
eXp World Holdings, Inc. (a)	121,053	4,348,224
Jones Lang LaSalle, Inc. (b)	101,443	22,578,169
Marcus & Millichap, Inc. (b)	50,242	1,999,129
Newmark Group, Inc.	363,086	4,676,548
Opendoor Technologies, Inc. (b)	58,660	869,341
RE/MAX Holdings, Inc.	44,080	1,511,944
Realogy Holdings Corp. (b)	251,388	4,454,595
Redfin Corp. (a)(b)	186,985	10,951,711
		118,960,360

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		139,161,898

TOTAL COMMON STOCKS
(Cost $2,240,453,716)		2,931,575,266

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.06% (c)	11,339,070	11,341,337
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	32,714,364	32,717,636
TOTAL MONEY MARKET FUNDS
(Cost $44,058,973)		44,058,973
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,284,512,689)		2,975,634,239
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(36,019,546)
NET ASSETS - 100%		$2,939,614,693

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CBOT Dow Jones U.S. Real Estate Index Contracts (United States)	126	Sept. 2021	$5,229,000	$85,718	$85,718
CME E-mini S&P MidCap 400 Index Contracts (United States)	11	Sept. 2021	2,968,570	145,537	145,537
TOTAL FUTURES CONTRACTS					$231,255

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,043
Fidelity Securities Lending Cash Central Fund	169,832
Total	$174,875

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$530,258,989	$518,918,214	$562	$--	$11,341,337	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	18,543,381	171,487,341	157,313,086	--	--	32,717,636	0.1%
Total	$18,543,381	$701,746,330	$676,231,300	$562	$--	$44,058,973

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,931,575,266	$2,931,575,266	$--	$--
Money Market Funds	44,058,973	44,058,973	--	--
Total Investments in Securities:	$2,975,634,239	$2,975,634,239	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$231,255	$231,255	$--	$--
Total Assets	$231,255	$231,255	$--	$--
Total Derivative Instruments:	$231,255	$231,255	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$231,255	$0
Total Equity Risk	231,255	0
Total Value of Derivatives	$231,255	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $31,846,728) — See accompanying schedule: Unaffiliated issuers (cost $2,240,453,716)	$2,931,575,266
Fidelity Central Funds (cost $44,058,973)	44,058,973
Total Investment in Securities (cost $2,284,512,689)		$2,975,634,239
Segregated cash with brokers for derivative instruments		681,300
Receivable for fund shares sold		3,156,026
Dividends receivable		1,530,403
Distributions receivable from Fidelity Central Funds		2,342
Total assets		2,981,004,310
Liabilities
Payable for investments purchased	$7,012,069
Payable for fund shares redeemed	1,498,081
Accrued management fee	168,510
Payable for daily variation margin on futures contracts	3,357
Collateral on securities loaned	32,707,600
Total liabilities		41,389,617
Net Assets		$2,939,614,693
Net Assets consist of:
Paid in capital		$2,454,222,875
Total accumulated earnings (loss)		485,391,818
Net Assets		$2,939,614,693
Net Asset Value, offering price and redemption price per share ($2,939,614,693 ÷ 159,444,513 shares)		$18.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$62,028,945
Income from Fidelity Central Funds (including $169,832 from security lending)		174,875
Total income		62,203,820
Expenses
Management fee	$1,672,695
Independent trustees' fees and expenses	6,526
Interest	1,923
Miscellaneous	1,078
Total expenses		1,682,222
Net investment income (loss)		60,521,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(77,502,264)
Fidelity Central Funds	562
Futures contracts	5,289,392
Total net realized gain (loss)		(72,212,310)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	832,844,983
Futures contracts	70,668
Total change in net unrealized appreciation (depreciation)		832,915,651
Net gain (loss)		760,703,341
Net increase (decrease) in net assets resulting from operations		$821,224,939

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60,521,598	$74,539,716
Net realized gain (loss)	(72,212,310)	(138,944,093)
Change in net unrealized appreciation (depreciation)	832,915,651	(345,669,088)
Net increase (decrease) in net assets resulting from operations	821,224,939	(410,073,465)
Distributions to shareholders	(63,006,932)	(83,652,157)
Share transactions
Proceeds from sales of shares	886,460,485	995,506,925
Reinvestment of distributions	56,453,099	74,858,894
Cost of shares redeemed	(844,105,696)	(750,546,568)
Net increase (decrease) in net assets resulting from share transactions	98,807,888	319,819,251
Total increase (decrease) in net assets	857,025,895	(173,906,371)
Net Assets
Beginning of period	2,082,588,798	2,256,495,169
End of period	$2,939,614,693	$2,082,588,798
Other Information
Shares
Sold	57,934,745	66,698,457
Issued in reinvestment of distributions	4,009,622	4,516,826
Redeemed	(55,837,169)	(52,070,823)
Net increase (decrease)	6,107,198	19,144,460

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Index Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$16.82	$15.76	$15.70	$17.28
Income from Investment Operations
Net investment income (loss)A	.39	.51	.53	.46	.39
Net realized and unrealized gain (loss)	4.88	(3.15)	1.13	.13	(1.37)
Total from investment operations	5.27	(2.64)	1.66	.59	(.98)
Distributions from net investment income	(.41)	(.47)	(.50)	(.44)	(.39)
Distributions from net realized gain	–	(.13)	(.10)	(.09)	(.21)
Total distributions	(.41)	(.60)	(.60)	(.53)	(.60)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$18.44	$13.58	$16.82	$15.76	$15.70
Total ReturnC	39.73%	(16.34)%	10.84%	3.90%	(5.61)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.07%	.07%	.07%	.07%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	2.53%	3.32%	3.33%	3.12%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$2,939,615	$2,082,589	$2,256,495	$380,099	$45,866
Portfolio turnover rateF	44%	26%	10%	6%	8%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%.

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$765,207,655
Gross unrealized depreciation	(84,510,773)
Net unrealized appreciation (depreciation)	$680,696,882
Tax Cost	$2,294,937,357

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,223,655
Capital loss carryforward	$(197,528,720)
Net unrealized appreciation (depreciation) on securities and other investments	$680,696,882

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(65,337,847)
Long-term	(132,190,873)
Total capital loss carryforward	$(197,528,720)

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$63,006,932	$ 68,573,048
Long-term Capital Gains	–	15,079,109
Total	$63,006,932	$ 83,652,157

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Index Fund	1,162,503,315	1,032,338,683

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Index Fund	Borrower	$15,690,786.32%		$1,923

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate Index Fund	$1,078

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Index Fund	$22,829	$1,332	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Real Estate Index Fund	.07%
Actual		$1,000.00	$1,269.30	$.39
Hypothetical-C		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 59% of the dividends distributed in March and June during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1%, 1%, 74%, and 74% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 56%, 99%, 27%, and 27% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

URX-I-ANN-0921
1.929343.109

Fidelity® SAI Small-Mid Cap 500 Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI Small-Mid Cap 500 Index Fund	46.99%	15.05%	13.06%

 A From August 12, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500™ Index performed over the same period.

Period Ending Values
$20,812	Fidelity® SAI Small-Mid Cap 500 Index Fund
$20,895	Russell SMID 500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 46.99%, roughly in line with the 47.08% advance of the benchmark Russell SMID 500 Index. By sector, information technology gained 47% and contributed most, followed by industrials (+54%) and financials (+57%). The consumer discretionary sector rose about 58%, real estate gained 43%, and health care advanced 31%. Other notable contributors included materials (+55%), energy (+79%), communication services (+38%), consumer staples (+18%), and utilities (+17%) stocks. Turning to individual holdings, the top contributor was Generac Holdings (+151%), from the capital goods segment. In health care equipment & services, Novocure (+194%) added value, as did HubSpot (+149%) from the software & services category. Enphase Energy, within the semiconductors & semiconductor equipment group, rose approximately 208% and further contributed, along with Ally Financial (+157%) within the diversified financials industry. Conversely, the biggest individual detractor was Sarepta Therapeutics (-56%), from the pharmaceuticals, biotechnology & life sciences industry. In software & services, Alteryx (-56%) and Fastly (-50%) hurt as well. Shares of Quidel, in the health care equipment & services segment, returned about -51% and further hindered the fund. Another key detractor was GameStop (-23%), a stock in the retailing category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Enphase Energy, Inc.	0.7
Avantor, Inc.	0.6
PerkinElmer, Inc.	0.6
Charles River Laboratories International, Inc.	0.5
Monolithic Power Systems, Inc.	0.5
2.9

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	18.7
Industrials	17.1
Consumer Discretionary	13.3
Financials	12.7
Health Care	11.5

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.6%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Entertainment - 0.6%
Madison Square Garden Sports Corp. (a)	5,501	$895,233
Playtika Holding Corp.	22,193	493,350
Skillz, Inc. (a)(b)	85,855	1,208,838
World Wrestling Entertainment, Inc. Class A	12,969	640,409
Zynga, Inc. (a)	291,926	2,948,453
		6,186,283
Interactive Media & Services - 0.2%
TripAdvisor, Inc. (a)	28,687	1,088,672
Vimeo, Inc. (a)	36,630	1,641,024
		2,729,696
Media - 1.6%
Cable One, Inc.	1,577	2,977,360
Interpublic Group of Companies, Inc.	114,538	4,050,064
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	57,932	2,718,749
Liberty Media Class A (a)	7,301	302,699
News Corp.:
Class A	113,660	2,799,446
Class B	35,677	838,766
Nexstar Broadcasting Group, Inc. Class A	12,034	1,769,840
The New York Times Co. Class A	48,227	2,111,378
		17,568,302

TOTAL COMMUNICATION SERVICES		26,484,281

CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.9%
BorgWarner, Inc.	70,009	3,429,041
Gentex Corp.	70,601	2,402,552
Lear Corp.	17,544	3,069,849
QuantumScape Corp. Class A (a)(b)	33,903	776,718
		9,678,160
Automobiles - 0.3%
Harley-Davidson, Inc.	44,755	1,773,193
Thor Industries, Inc.	15,557	1,841,327
		3,614,520
Distributors - 0.5%
Pool Corp.	11,377	5,436,158
Diversified Consumer Services - 1.4%
Bright Horizons Family Solutions, Inc. (a)	17,763	2,655,569
Chegg, Inc. (a)	40,962	3,630,462
Frontdoor, Inc. (a)	25,004	1,223,696
Grand Canyon Education, Inc. (a)	13,370	1,234,987
H&R Block, Inc.	52,951	1,299,947
Service Corp. International	47,832	2,989,022
Terminix Global Holdings, Inc. (a)	37,502	1,968,855
		15,002,538
Hotels, Restaurants & Leisure - 2.4%
ARAMARK Holdings Corp.	66,979	2,352,972
Boyd Gaming Corp. (a)	24,004	1,368,228
Choice Hotels International, Inc.	10,153	1,217,345
Churchill Downs, Inc.	10,775	2,001,995
Hyatt Hotels Corp. Class A (a)	11,796	942,147
Marriott Vacations Worldwide Corp. (a)	12,170	1,793,493
Norwegian Cruise Line Holdings Ltd. (a)(b)	107,930	2,593,558
Penn National Gaming, Inc. (a)	45,614	3,119,085
Planet Fitness, Inc. (a)	24,345	1,831,474
Six Flags Entertainment Corp. (a)	22,486	934,293
Travel+Leisure Co.	24,705	1,279,719
Vail Resorts, Inc. (a)	11,662	3,559,242
Wendy's Co.	51,950	1,205,760
Wyndham Hotels & Resorts, Inc.	26,799	1,931,136
		26,130,447
Household Durables - 1.7%
Leggett & Platt, Inc.	38,861	1,866,494
Mohawk Industries, Inc. (a)	16,525	3,220,723
Newell Brands, Inc.	111,136	2,750,616
PulteGroup, Inc.	76,538	4,199,640
Tempur Sealy International, Inc.	53,177	2,300,969
Toll Brothers, Inc.	32,841	1,946,486
TopBuild Corp. (a)	9,642	1,954,337
		18,239,265
Internet & Direct Marketing Retail - 0.1%
Qurate Retail, Inc. Series A	108,362	1,285,173
Leisure Products - 0.9%
Brunswick Corp.	22,741	2,374,160
Hayward Holdings, Inc. (b)	11,183	269,398
Mattel, Inc. (a)	101,894	2,213,138
Polaris, Inc.	16,851	2,208,661
YETI Holdings, Inc. (a)	24,994	2,407,672
		9,473,029
Multiline Retail - 0.5%
Kohl's Corp.	45,763	2,324,760
Nordstrom, Inc. (a)(b)	32,217	1,066,383
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	19,076	1,775,976
		5,167,119
Specialty Retail - 2.7%
AutoNation, Inc. (a)	14,801	1,795,805
Dick's Sporting Goods, Inc.	18,375	1,913,573
Five Below, Inc. (a)	16,102	3,130,551
Floor & Decor Holdings, Inc. Class A (a)	29,739	3,628,455
Foot Locker, Inc.	26,168	1,493,146
GameStop Corp. Class A (a)(b)	17,283	2,784,637
Gap, Inc.	58,684	1,711,812
Leslie's, Inc. (b)	31,775	773,721
Lithia Motors, Inc. Class A (sub. vtg.)	8,454	3,189,018
Penske Automotive Group, Inc.	9,273	821,588
Petco Health & Wellness Co., Inc. (b)	21,757	448,847
RH (a)	5,013	3,329,033
Vroom, Inc. (a)(b)	33,560	1,243,062
Williams-Sonoma, Inc.	21,882	3,319,499
		29,582,747
Textiles, Apparel & Luxury Goods - 1.9%
Capri Holdings Ltd. (a)	43,162	2,430,452
Carter's, Inc.	12,553	1,226,930
Columbia Sportswear Co.	11,640	1,159,577
Deckers Outdoor Corp. (a)	8,146	3,346,784
Hanesbrands, Inc.	101,457	1,852,605
PVH Corp. (a)	20,754	2,171,283
Ralph Lauren Corp.	13,794	1,565,895
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	38,497	2,066,519
Tapestry, Inc. (a)	81,557	3,449,861
Under Armour, Inc.:
Class A (sub. vtg.) (a)	54,970	1,124,137
Class C (non-vtg.) (a)	57,977	1,015,757
		21,409,800

TOTAL CONSUMER DISCRETIONARY		145,018,956

CONSUMER STAPLES - 2.9%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	2,724	1,934,040
Food & Staples Retailing - 0.6%
Albertsons Companies, Inc. (b)	45,260	977,616
Casey's General Stores, Inc.	10,785	2,132,302
Grocery Outlet Holding Corp. (a)(b)	25,470	843,566
U.S. Foods Holding Corp. (a)	64,583	2,217,780
		6,171,264
Food Products - 1.8%
Beyond Meat, Inc. (a)(b)	16,749	2,055,102
Bunge Ltd.	40,164	3,117,931
Darling Ingredients, Inc. (a)	47,217	3,261,278
Flowers Foods, Inc.	54,646	1,287,460
Freshpet, Inc. (a)	11,932	1,747,441
Ingredion, Inc.	19,612	1,722,130
Lamb Weston Holdings, Inc.	42,669	2,849,009
Pilgrim's Pride Corp. (a)	13,858	306,955
Post Holdings, Inc. (a)(b)	17,194	1,759,634
Seaboard Corp.	73	300,030
The Hain Celestial Group, Inc. (a)	24,427	974,882
		19,381,852
Household Products - 0.1%
Reynolds Consumer Products, Inc.	15,840	450,648
Spectrum Brands Holdings, Inc.	12,204	1,066,019
		1,516,667
Personal Products - 0.2%
Coty, Inc. Class A (a)	84,614	738,680
Herbalife Nutrition Ltd. (a)	31,305	1,594,677
		2,333,357

TOTAL CONSUMER STAPLES		31,337,180

ENERGY - 2.7%
Energy Equipment & Services - 0.2%
NOV, Inc. (a)	113,920	1,573,235
Oil, Gas & Consumable Fuels - 2.5%
Antero Midstream GP LP	97,458	925,851
APA Corp.	110,249	2,067,169
Cabot Oil & Gas Corp.	114,776	1,836,416
Cimarex Energy Co.	29,392	1,916,358
Continental Resources, Inc.	18,957	647,382
Devon Energy Corp.	197,043	5,091,591
Diamondback Energy, Inc.	52,786	4,071,384
EQT Corp. (a)	81,189	1,493,066
HollyFrontier Corp.	43,627	1,282,634
Marathon Oil Corp.	229,208	2,656,521
New Fortress Energy, Inc.	7,722	234,054
Targa Resources Corp.	65,845	2,772,733
Texas Pacific Land Corp.	1,719	2,565,693
		27,560,852

TOTAL ENERGY		29,134,087

FINANCIALS - 12.7%
Banks - 4.0%
Bank of Hawaii Corp.	11,599	970,952
Bank OZK	35,819	1,458,191
BOK Financial Corp.	8,909	748,445
Comerica, Inc.	40,780	2,799,955
Commerce Bancshares, Inc.	31,096	2,199,420
Cullen/Frost Bankers, Inc.	16,706	1,792,888
East West Bancorp, Inc.	41,237	2,934,013
First Citizens Bancshares, Inc.	1,760	1,377,358
First Hawaiian, Inc.	37,942	1,044,543
First Horizon National Corp.	159,936	2,471,011
FNB Corp., Pennsylvania	92,819	1,063,706
PacWest Bancorp	34,354	1,367,976
Peoples United Financial, Inc.	124,351	1,952,311
Pinnacle Financial Partners, Inc.	21,721	1,946,419
Popular, Inc.	24,214	1,761,811
Prosperity Bancshares, Inc.	26,111	1,780,509
Signature Bank	16,469	3,737,969
Sterling Bancorp	55,982	1,215,369
Synovus Financial Corp.	43,084	1,762,136
Umpqua Holdings Corp.	64,511	1,217,323
Webster Financial Corp.	26,239	1,262,096
Western Alliance Bancorp.	29,456	2,734,106
Wintrust Financial Corp.	16,519	1,179,457
Zions Bancorp NA	47,167	2,459,759
		43,237,723
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	12,101	1,917,282
Ares Management Corp.	40,188	2,877,863
Carlyle Group LP	47,321	2,388,291
Cboe Global Markets, Inc.	31,076	3,681,574
Evercore, Inc. Class A	11,655	1,540,791
FactSet Research Systems, Inc.	11,077	3,957,591
Invesco Ltd.	97,495	2,376,928
Janus Henderson Group PLC	49,922	2,088,736
Jefferies Financial Group, Inc.	63,964	2,122,965
Lazard Ltd. Class A	29,693	1,401,510
LPL Financial	23,263	3,281,014
Morningstar, Inc.	6,819	1,722,684
SEI Investments Co.	31,934	1,941,587
Stifel Financial Corp.	29,831	1,984,955
Virtu Financial, Inc. Class A	27,205	700,257
		33,984,028
Consumer Finance - 0.5%
Credit Acceptance Corp. (a)(b)	2,712	1,314,696
OneMain Holdings, Inc.	25,820	1,575,020
Santander Consumer U.S.A. Holdings, Inc.	17,571	720,938
SLM Corp.	93,828	1,766,781
Upstart Holdings, Inc.	3,582	432,562
		5,809,997
Diversified Financial Services - 0.2%
Voya Financial, Inc. (b)	35,223	2,268,361
Insurance - 4.1%
Alleghany Corp. (a)	3,945	2,615,930
American Financial Group, Inc.	19,811	2,505,893
Assurant, Inc.	17,652	2,785,662
Assured Guaranty Ltd.	21,197	1,013,429
Athene Holding Ltd. (a)	33,731	2,179,697
Axis Capital Holdings Ltd.	22,576	1,148,441
Brighthouse Financial, Inc. (a)	25,098	1,080,720
Brown & Brown, Inc.	68,466	3,724,550
Erie Indemnity Co. Class A	7,315	1,352,470
Everest Re Group Ltd.	11,588	2,929,794
First American Financial Corp.	31,107	2,093,812
Globe Life, Inc.	29,658	2,761,456
GoHealth, Inc. (a)	13,972	122,954
Hanover Insurance Group, Inc.	10,409	1,414,583
Kemper Corp.	17,772	1,173,130
Lemonade, Inc. (a)(b)	11,140	969,848
Mercury General Corp.	7,759	471,980
Old Republic International Corp.	81,830	2,017,928
Primerica, Inc.	11,457	1,675,243
Reinsurance Group of America, Inc.	19,833	2,185,200
RenaissanceRe Holdings Ltd.	14,358	2,192,323
Unum Group	59,652	1,634,465
W.R. Berkley Corp.	40,330	2,950,946
White Mountains Insurance Group Ltd.	880	995,782
		43,996,236
Mortgage Real Estate Investment Trusts - 0.5%
AGNC Investment Corp.	152,835	2,425,491
New Residential Investment Corp.	126,723	1,236,816
Starwood Property Trust, Inc.	80,174	2,086,929
		5,749,236
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp.	98,865	1,368,292
New York Community Bancorp, Inc.	132,052	1,555,573
TFS Financial Corp.	14,349	279,519
UWM Holdings Corp. Class A (b)	12,520	95,528
		3,298,912

TOTAL FINANCIALS		138,344,493

HEALTH CARE - 11.5%
Biotechnology - 2.5%
Acceleron Pharma, Inc. (a)	15,422	1,928,675
Exelixis, Inc. (a)	90,243	1,520,595
Ionis Pharmaceuticals, Inc. (a)	40,888	1,518,580
Iovance Biotherapeutics, Inc. (a)	42,335	942,800
Mirati Therapeutics, Inc. (a)	11,475	1,836,689
Natera, Inc. (a)	24,040	2,753,061
Neurocrine Biosciences, Inc. (a)	27,333	2,547,709
Novavax, Inc. (a)	21,574	3,868,865
Repligen Corp. (a)	15,990	3,928,743
Sage Therapeutics, Inc. (a)	14,979	655,032
Sarepta Therapeutics, Inc. (a)	22,314	1,512,443
Ultragenyx Pharmaceutical, Inc. (a)	18,788	1,499,846
United Therapeutics Corp. (a)	12,900	2,346,897
		26,859,935
Health Care Equipment & Supplies - 1.8%
Envista Holdings Corp. (a)	47,027	2,025,923
Globus Medical, Inc. (a)	22,525	1,873,404
Hill-Rom Holdings, Inc.	19,440	2,691,662
ICU Medical, Inc. (a)	5,805	1,180,098
Integra LifeSciences Holdings Corp. (a)	21,073	1,525,474
Masimo Corp. (a)	14,618	3,981,797
Penumbra, Inc. (a)	9,868	2,627,158
Quidel Corp. (a)(b)	10,955	1,549,804
Tandem Diabetes Care, Inc. (a)	17,840	1,938,673
		19,393,993
Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc. (a)(b)	25,781	1,591,203
agilon health, Inc. (a)	14,614	537,649
Amedisys, Inc. (a)	9,372	2,442,531
Chemed Corp.	4,557	2,169,223
Encompass Health Corp.	28,533	2,375,372
Guardant Health, Inc. (a)	26,242	2,881,372
Henry Schein, Inc. (a)	41,162	3,299,134
Molina Healthcare, Inc. (a)	16,850	4,600,219
Premier, Inc.	35,466	1,264,008
Signify Health, Inc. (b)	6,665	175,423
		21,336,134
Health Care Technology - 0.2%
Certara, Inc.	9,766	265,733
Change Healthcare, Inc. (a)	71,919	1,561,361
		1,827,094
Life Sciences Tools & Services - 3.8%
10X Genomics, Inc. (a)	24,435	4,477,225
Adaptive Biotechnologies Corp. (a)	31,726	1,163,075
Avantor, Inc. (a)	169,433	6,367,292
Bio-Techne Corp.	11,310	5,454,134
Bruker Corp.	29,900	2,459,275
Charles River Laboratories International, Inc. (a)	14,559	5,924,348
Maravai LifeSciences Holdings, Inc.	22,000	967,340
PerkinElmer, Inc.	32,724	5,963,295
PPD, Inc. (a)	46,703	2,153,942
QIAGEN NV (a)	66,329	3,501,508
Sotera Health Co.	22,844	541,403
Syneos Health, Inc. (a)	29,727	2,665,620
		41,638,457
Pharmaceuticals - 1.2%
Catalent, Inc. (a)	47,463	5,686,542
Jazz Pharmaceuticals PLC (a)	17,319	2,935,917
Nektar Therapeutics (a)(b)	51,736	816,911
Organon & Co.	74,117	2,150,134
Perrigo Co. PLC	39,062	1,876,148
		13,465,652

TOTAL HEALTH CARE		124,521,265

INDUSTRIALS - 17.1%
Aerospace & Defense - 2.0%
Axon Enterprise, Inc. (a)	18,667	3,472,435
BWX Technologies, Inc.	27,783	1,595,578
Curtiss-Wright Corp.	11,920	1,410,136
Hexcel Corp. (a)(b)	24,435	1,329,753
Howmet Aerospace, Inc.	114,494	3,757,693
Huntington Ingalls Industries, Inc.	11,513	2,361,662
Mercury Systems, Inc. (a)	16,103	1,062,798
Spirit AeroSystems Holdings, Inc. Class A	30,623	1,323,220
Textron, Inc.	65,926	4,549,553
Virgin Galactic Holdings, Inc. (a)(b)	41,875	1,255,831
		22,118,659
Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (a)	28,293	3,923,956
Airlines - 0.7%
Alaska Air Group, Inc. (a)	35,637	2,068,015
American Airlines Group, Inc. (a)(b)	186,550	3,801,889
Copa Holdings SA Class A (a)(b)	9,188	651,521
JetBlue Airways Corp. (a)	92,573	1,369,155
		7,890,580
Building Products - 2.5%
A.O. Smith Corp.	38,677	2,720,153
Advanced Drain Systems, Inc.	16,402	2,002,520
Allegion PLC	26,230	3,583,018
Armstrong World Industries, Inc.	13,861	1,499,483
Builders FirstSource, Inc. (a)	59,877	2,664,527
Fortune Brands Home & Security, Inc.	40,375	3,935,351
Lennox International, Inc.	9,952	3,278,487
Owens Corning	30,454	2,928,457
The AZEK Co., Inc. (a)	31,950	1,162,022
Trex Co., Inc. (a)	33,808	3,282,757
		27,056,775
Commercial Services & Supplies - 0.8%
ADT, Inc. (b)	46,073	483,306
Clean Harbors, Inc. (a)	14,762	1,402,390
Driven Brands Holdings, Inc.	10,694	340,283
IAA, Inc. (a)	39,427	2,384,545
MSA Safety, Inc.	10,722	1,763,555
Stericycle, Inc. (a)	26,747	1,887,001
		8,261,080
Construction & Engineering - 0.9%
AECOM (a)	40,870	2,573,175
MasTec, Inc. (a)	16,365	1,656,629
Quanta Services, Inc.	40,435	3,675,542
Valmont Industries, Inc.	6,080	1,440,656
		9,346,002
Electrical Equipment - 2.0%
Acuity Brands, Inc.	10,332	1,812,026
ChargePoint Holdings, Inc. Class A (a)(b)	39,985	945,645
Hubbell, Inc. Class B	15,815	3,170,275
nVent Electric PLC	48,676	1,538,648
Plug Power, Inc. (a)(b)	146,222	3,988,936
Regal Beloit Corp.	11,859	1,746,001
Sensata Technologies, Inc. PLC (a)	45,453	2,664,455
Shoals Technologies Group, Inc.	29,793	866,678
Sunrun, Inc. (a)	58,244	3,085,185
Vertiv Holdings Co.	82,164	2,303,879
		22,121,728
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	15,013	3,036,229
Machinery - 3.9%
AGCO Corp.	18,231	2,408,497
Allison Transmission Holdings, Inc.	31,761	1,267,582
Colfax Corp. (a)(b)	34,100	1,564,508
Crane Co.	14,378	1,397,973
Donaldson Co., Inc.	36,826	2,437,513
Flowserve Corp.	37,914	1,595,800
Gates Industrial Corp. PLC (a)	20,428	369,951
Graco, Inc.	49,024	3,827,794
ITT, Inc.	25,180	2,465,374
Lincoln Electric Holdings, Inc.	16,781	2,339,775
Middleby Corp. (a)	16,092	3,081,457
Nordson Corp.	16,956	3,834,260
Oshkosh Corp.	19,970	2,387,414
Pentair PLC	48,295	3,557,893
Snap-On, Inc.	15,598	3,400,052
Timken Co.	18,719	1,488,161
Toro Co.	31,381	3,569,275
Woodward, Inc.	16,776	2,039,291
		43,032,570
Marine - 0.1%
Kirby Corp. (a)	17,369	1,005,839
Professional Services - 2.0%
Booz Allen Hamilton Holding Corp. Class A	39,644	3,401,852
CACI International, Inc. Class A (a)	6,777	1,809,188
Dun & Bradstreet Holdings, Inc. (a)	46,681	978,434
FTI Consulting, Inc. (a)(b)	9,777	1,424,509
Jacobs Engineering Group, Inc.	37,765	5,107,716
Manpower, Inc.	15,880	1,883,050
Nielsen Holdings PLC	104,492	2,475,415
Robert Half International, Inc.	32,095	3,152,050
Science Applications Internati	16,932	1,478,164
		21,710,378
Road & Rail - 0.7%
AMERCO	2,609	1,533,988
Knight-Swift Transportation Holdings, Inc. Class A	46,988	2,334,834
Landstar System, Inc.	11,143	1,749,451
Ryder System, Inc.	15,295	1,164,714
Schneider National, Inc. Class B	15,093	338,687
TuSimple Holdings, Inc. (a)(b)	10,449	384,523
		7,506,197
Trading Companies & Distributors - 0.8%
Air Lease Corp. Class A	31,202	1,321,717
MSC Industrial Direct Co., Inc. Class A	13,079	1,166,254
SiteOne Landscape Supply, Inc. (a)	12,879	2,250,992
Univar, Inc. (a)	48,769	1,196,791
Watsco, Inc.	9,543	2,695,325
		8,631,079

TOTAL INDUSTRIALS		185,641,072

INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 1.2%
Ciena Corp. (a)	45,058	2,619,672
CommScope Holding Co., Inc. (a)	58,512	1,238,114
F5 Networks, Inc. (a)	17,399	3,593,067
Juniper Networks, Inc.	94,832	2,668,572
Lumentum Holdings, Inc. (a)	22,111	1,857,103
ViaSat, Inc. (a)	18,059	896,449
		12,872,977
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	21,454	2,543,801
Avnet, Inc.	28,915	1,194,768
Cognex Corp.	49,954	4,516,341
Coherent, Inc. (a)	7,124	1,752,077
IPG Photonics Corp. (a)	10,578	2,307,696
Jabil, Inc.	42,368	2,522,591
Littelfuse, Inc.	7,001	1,862,196
National Instruments Corp.	38,373	1,692,633
SYNNEX Corp.	12,134	1,450,498
Vontier Corp.	49,296	1,594,726
		21,437,327
IT Services - 3.4%
Alliance Data Systems Corp.	14,505	1,352,591
Amdocs Ltd.	37,803	2,914,989
Concentrix Corp. (a)	12,308	2,015,189
DXC Technology Co. (a)	74,138	2,964,037
Euronet Worldwide, Inc. (a)	14,798	2,113,450
Fastly, Inc. Class A (a)(b)	30,823	1,481,662
Genpact Ltd.	53,515	2,665,582
Globant SA (a)	11,351	2,714,705
Jack Henry & Associates, Inc.	21,577	3,756,340
MongoDB, Inc. Class A (a)	15,454	5,546,750
Paysafe Ltd. (a)	89,937	970,420
Sabre Corp. (a)(b)	92,521	1,090,823
Shift4 Payments, Inc. (a)	12,517	1,116,391
SolarWinds, Inc. (a)	20,350	228,734
Switch, Inc. Class A	33,413	690,313
The Western Union Co.	119,346	2,770,021
WEX, Inc. (a)	13,051	2,476,166
		36,868,163
Semiconductors & Semiconductor Equipment - 3.5%
Allegro MicroSystems LLC (a)	14,980	410,602
Brooks Automation, Inc.	21,393	1,904,191
Cirrus Logic, Inc. (a)	16,856	1,392,137
Cree, Inc. (a)	33,696	3,125,641
Enphase Energy, Inc. (a)	38,534	7,306,044
Entegris, Inc.	39,335	4,745,374
First Solar, Inc. (a)	30,965	2,664,229
MKS Instruments, Inc.	16,156	2,527,445
Monolithic Power Systems, Inc.	13,095	5,883,060
ON Semiconductor Corp. (a)	123,724	4,832,659
Universal Display Corp.	12,644	2,964,892
		37,756,274
Software - 8.3%
Alteryx, Inc. Class A (a)	17,137	1,326,404
Anaplan, Inc. (a)	41,038	2,347,374
Aspen Technology, Inc. (a)	19,844	2,902,383
Avalara, Inc. (a)	24,755	4,138,293
Bentley Systems, Inc. Class B (b)	39,309	2,390,380
Bill.Com Holdings, Inc. (a)	21,919	4,533,288
Black Knight, Inc. (a)	44,422	3,678,586
C3.Ai, Inc. (b)	5,361	269,926
CDK Global, Inc.	35,532	1,705,181
Ceridian HCM Holding, Inc. (a)	37,748	3,714,403
Datto Holding Corp. (b)	6,947	181,247
Dolby Laboratories, Inc. Class A	18,718	1,817,518
DoubleVerify Holdings, Inc. (a)	4,443	153,728
Dropbox, Inc. Class A (a)	89,095	2,805,602
Duck Creek Technologies, Inc. (a)	20,904	918,313
Dynatrace, Inc. (a)	53,742	3,432,502
Elastic NV (a)	19,957	2,954,833
Everbridge, Inc. (a)	10,952	1,546,641
Fair Isaac Corp. (a)	8,152	4,270,914
FireEye, Inc. (a)	68,329	1,380,246
Five9, Inc. (a)	19,517	3,928,577
Guidewire Software, Inc. (a)	24,522	2,824,934
Jamf Holding Corp. (a)(b)	15,420	505,930
Manhattan Associates, Inc. (a)	18,493	2,952,038
McAfee Corp.	13,492	365,228
Medallia, Inc. (a)	30,189	1,022,501
N-able, Inc. (a)(b)	10,280	141,864
nCino, Inc. (a)	13,715	871,863
New Relic, Inc. (a)	15,950	1,101,826
NortonLifeLock, Inc.	160,624	3,986,688
Nuance Communications, Inc. (a)	83,246	4,570,205
Nutanix, Inc. Class A (a)	56,145	2,022,343
Paylocity Holding Corp. (a)	10,957	2,273,139
Pegasystems, Inc.	11,892	1,517,895
Proofpoint, Inc. (a)	16,571	2,894,291
PTC, Inc. (a)	30,798	4,171,589
Smartsheet, Inc. (a)	35,106	2,546,940
Teradata Corp. (a)	31,737	1,576,059
Zendesk, Inc. (a)	34,378	4,487,360
		90,229,032
Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp. (a)	37,154	1,649,638
Pure Storage, Inc. Class A (a)	77,971	1,521,994
Xerox Holdings Corp.	44,645	1,077,284
		4,248,916

TOTAL INFORMATION TECHNOLOGY		203,412,689

MATERIALS - 6.5%
Chemicals - 2.4%
Ashland Global Holdings, Inc.	16,016	1,362,481
Axalta Coating Systems Ltd. (a)	60,878	1,832,428
CF Industries Holdings, Inc.	62,497	2,952,983
Diversey Holdings Ltd. (a)	14,951	249,383
Element Solutions, Inc.	67,449	1,577,632
Huntsman Corp.	61,679	1,628,942
NewMarket Corp.	1,952	616,656
Olin Corp.	42,020	1,976,201
RPM International, Inc.	37,307	3,230,413
The Chemours Co. LLC	48,128	1,600,256
The Mosaic Co.	100,953	3,152,762
The Scotts Miracle-Gro Co. Class A	11,996	2,122,812
Valvoline, Inc.	52,797	1,619,812
W.R. Grace & Co.	16,401	1,141,510
Westlake Chemical Corp.	9,666	801,505
		25,865,776
Construction Materials - 0.2%
Eagle Materials, Inc.	11,989	1,694,285
Containers & Packaging - 2.3%
Aptargroup, Inc.	19,187	2,473,588
Ardagh Group SA	5,358	125,109
Avery Dennison Corp.	24,179	5,094,032
Berry Global Group, Inc. (a)	39,469	2,537,462
Crown Holdings, Inc.	37,895	3,780,405
Graphic Packaging Holding Co.	82,289	1,577,480
Packaging Corp. of America	27,388	3,875,402
Sealed Air Corp.	44,385	2,518,849
Silgan Holdings, Inc.	24,572	995,657
Sonoco Products Co.	29,258	1,866,368
		24,844,352
Metals & Mining - 1.5%
Alcoa Corp. (a)	54,572	2,191,066
Cleveland-Cliffs, Inc. (a)	133,094	3,327,350
Reliance Steel & Aluminum Co.	18,506	2,908,218
Royal Gold, Inc.	19,139	2,325,771
Steel Dynamics, Inc.	58,622	3,778,188
United States Steel Corp.	78,123	2,068,697
		16,599,290
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	29,714	1,647,344

TOTAL MATERIALS		70,651,047

REAL ESTATE - 9.5%
Equity Real Estate Investment Trusts (REITs) - 9.0%
American Campus Communities, Inc.	39,911	2,007,922
American Homes 4 Rent Class A	81,239	3,412,038
Americold Realty Trust	73,816	2,867,752
Apartment Income (REIT) Corp.	45,555	2,398,015
Brixmor Property Group, Inc.	86,295	1,986,511
Camden Property Trust (SBI)	27,620	4,126,152
CoreSite Realty Corp.	12,410	1,715,186
Cousins Properties, Inc.	43,212	1,716,381
CubeSmart	58,706	2,915,340
CyrusOne, Inc.	35,796	2,551,181
Douglas Emmett, Inc.	48,493	1,619,666
EPR Properties	21,572	1,085,072
Equity Lifestyle Properties, Inc.	50,784	4,255,699
Federal Realty Investment Trust (SBI)	22,567	2,652,300
First Industrial Realty Trust, Inc.	37,507	2,054,633
Gaming & Leisure Properties	64,443	3,050,732
Healthcare Trust of America, Inc.	63,435	1,813,607
Highwoods Properties, Inc. (SBI)	29,956	1,428,602
Host Hotels & Resorts, Inc. (a)	204,370	3,255,614
Hudson Pacific Properties, Inc.	42,774	1,166,019
Iron Mountain, Inc.	83,741	3,664,506
JBG SMITH Properties	36,108	1,178,204
Kilroy Realty Corp.	33,842	2,344,235
Kimco Realty Corp.	120,708	2,574,702
Lamar Advertising Co. Class A	25,188	2,685,041
Life Storage, Inc.	22,324	2,619,945
Medical Properties Trust, Inc.	169,409	3,562,671
National Retail Properties, Inc.	51,094	2,496,964
Omega Healthcare Investors, Inc.	68,769	2,494,939
Park Hotels & Resorts, Inc. (a)	68,440	1,266,140
Rayonier, Inc.	40,241	1,517,488
Regency Centers Corp.	49,381	3,230,011
Rexford Industrial Realty, Inc.	39,251	2,414,722
SL Green Realty Corp.	20,451	1,522,781
Spirit Realty Capital, Inc.	33,414	1,678,051
Store Capital Corp.	71,436	2,585,269
VEREIT, Inc.	66,893	3,275,750
VICI Properties, Inc.	156,966	4,895,770
Vornado Realty Trust	51,152	2,225,112
Weingarten Realty Investors (SBI)	34,824	1,120,985
		97,431,708
Real Estate Management & Development - 0.5%
Howard Hughes Corp. (a)	12,095	1,121,327
Jones Lang LaSalle, Inc. (a)	14,935	3,324,083
Opendoor Technologies, Inc. (a)	101,336	1,501,800
		5,947,210

TOTAL REAL ESTATE		103,378,918

UTILITIES - 2.5%
Electric Utilities - 1.0%
Hawaiian Electric Industries, Inc.	30,730	1,331,838
IDACORP, Inc.	14,674	1,547,373
NRG Energy, Inc.	71,106	2,932,411
OGE Energy Corp.	58,199	1,964,216
Pinnacle West Capital Corp.	32,949	2,752,889
		10,528,727
Gas Utilities - 0.4%
National Fuel Gas Co.	25,554	1,314,242
UGI Corp.	60,764	2,794,536
		4,108,778
Independent Power and Renewable Electricity Producers - 0.4%
Brookfield Renewable Corp.	37,336	1,584,540
Vistra Corp.	139,941	2,679,870
		4,264,410
Multi-Utilities - 0.4%
MDU Resources Group, Inc.	58,143	1,844,296
NiSource, Inc.	114,499	2,836,140
		4,680,436
Water Utilities - 0.3%
Essential Utilities, Inc.	65,439	3,214,364

TOTAL UTILITIES		26,796,715

TOTAL COMMON STOCKS
(Cost $706,374,285)		1,084,720,703

Money Market Funds - 3.5%
Fidelity Cash Central Fund 0.06% (c)	3,894,116	3,894,895
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	34,471,421	34,474,868
TOTAL MONEY MARKET FUNDS
(Cost $38,369,763)		38,369,763
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $744,744,048)		1,123,090,466
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(35,675,623)
NET ASSETS - 100%		$1,087,414,843

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P Mid Cap 400 Index Contracts (United States)	10	Sept. 2021	$2,698,700	$68,912	$68,912

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,970
Fidelity Securities Lending Cash Central Fund	244,633
Total	$251,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$16,831,316	$706,348,779	$719,284,754	$(446)	$--	$3,894,895	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	85,066,861	643,677,752	694,269,745	--	--	34,474,868	0.1%
Total	$101,898,177	$1,350,026,531	$1,413,554,499	$(446)	$--	$38,369,763

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$26,484,281	$26,484,281	$--	$--
Consumer Discretionary	145,018,956	145,018,956	--	--
Consumer Staples	31,337,180	31,337,180	--	--
Energy	29,134,087	29,134,087	--	--
Financials	138,344,493	138,344,493	--	--
Health Care	124,521,265	124,521,265	--	--
Industrials	185,641,072	185,641,072	--	--
Information Technology	203,412,689	203,412,689	--	--
Materials	70,651,047	70,651,047	--	--
Real Estate	103,378,918	103,378,918	--	--
Utilities	26,796,715	26,796,715	--	--
Money Market Funds	38,369,763	38,369,763	--	--
Total Investments in Securities:	$1,123,090,466	$1,123,090,466	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$68,912	$68,912	$--	$--
Total Assets	$68,912	$68,912	$--	$--
Total Derivative Instruments:	$68,912	$68,912	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$68,912	$0
Total Equity Risk	68,912	0
Total Value of Derivatives	$68,912	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $33,212,052) — See accompanying schedule: Unaffiliated issuers (cost $706,374,285)	$1,084,720,703
Fidelity Central Funds (cost $38,369,763)	38,369,763
Total Investment in Securities (cost $744,744,048)		$1,123,090,466
Segregated cash with brokers for derivative instruments		229,500
Receivable for fund shares sold		639,990
Dividends receivable		424,375
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		982
Receivable from investment adviser for expense reductions		89,938
Total assets		1,124,482,089
Liabilities
Payable for investments purchased	$1,994,465
Payable for fund shares redeemed	415,499
Accrued management fee	92,147
Payable for daily variation margin on futures contracts	8,269
Other payables and accrued expenses	91,328
Collateral on securities loaned	34,465,538
Total liabilities		37,067,246
Net Assets		$1,087,414,843
Net Assets consist of:
Paid in capital		$344,124,780
Total accumulated earnings (loss)		743,290,063
Net Assets		$1,087,414,843
Net Asset Value, offering price and redemption price per share ($1,087,414,843 ÷ 66,067,206 shares)		$16.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$28,871,232
Income from Fidelity Central Funds (including $244,633 from security lending)		251,603
Total income		29,122,835
Expenses
Management fee	$2,257,875
Custodian fees and expenses	102,753
Independent trustees' fees and expenses	6,015
Registration fees	156,986
Audit	53,270
Legal	10,947
Interest	16,504
Miscellaneous	9,024
Total expenses before reductions	2,613,374
Expense reductions	(1,566,144)
Total expenses after reductions		1,047,230
Net investment income (loss)		28,075,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	652,164,717
Fidelity Central Funds	(446)
Futures contracts	2,337,289
Total net realized gain (loss)		654,501,560
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	181,248,190
Futures contracts	(242,502)
Total change in net unrealized appreciation (depreciation)		181,005,688
Net gain (loss)		835,507,248
Net increase (decrease) in net assets resulting from operations		$863,582,853

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,075,605	$26,992,398
Net realized gain (loss)	654,501,560	125,470,983
Change in net unrealized appreciation (depreciation)	181,005,688	(83,318,580)
Net increase (decrease) in net assets resulting from operations	863,582,853	69,144,801
Distributions to shareholders	(165,880,066)	(82,587,160)
Share transactions
Proceeds from sales of shares	1,316,673,142	1,441,606,281
Reinvestment of distributions	165,691,380	31,118,897
Cost of shares redeemed	(3,014,462,118)	(1,399,758,420)
Net increase (decrease) in net assets resulting from share transactions	(1,532,097,596)	72,966,758
Total increase (decrease) in net assets	(834,394,809)	59,524,399
Net Assets
Beginning of period	1,921,809,652	1,862,285,253
End of period	$1,087,414,843	$1,921,809,652
Other Information
Shares
Sold	94,819,743	130,546,747
Issued in reinvestment of distributions	14,258,047	2,475,641
Redeemed	(200,707,173)	(120,871,335)
Net increase (decrease)	(91,629,383)	12,151,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Small-Mid Cap 500 Index Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.19	$12.80	$12.95	$11.37	$10.26
Income from Investment Operations
Net investment income (loss)A	.20	.20	.19	.17	.15
Net realized and unrealized gain (loss)	5.09	(.20)B,C	.46	1.62	1.11
Total from investment operations	5.29	–	.65	1.79	1.26
Distributions from net investment income	(.17)	(.22)	(.18)	(.13)	(.09)
Distributions from net realized gain	(.85)	(.39)	(.63)	(.08)	(.06)
Total distributions	(1.02)	(.61)	(.80)D	(.21)	(.15)
Net asset value, end of period	$16.46	$12.19	$12.80	$12.95	$11.37
Total ReturnE,F	46.99%	(.03)%C	5.26%	15.91%	12.41%
Ratios to Average Net AssetsG,H
Expenses before reductions	.13%	.13%	.22%	.23%	.29%
Expenses net of fee waivers, if any	.05%	.05%	.08%	.13%	.15%
Expenses net of all reductions	.05%	.05%	.08%	.13%	.15%
Net investment income (loss)	1.37%	1.66%	1.53%	1.37%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,087,415	$1,921,810	$1,862,285	$2,281,452	$1,460,960
Portfolio turnover rateI	69%	79%	41%	39%	22%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been (.16) %.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$388,818,990
Gross unrealized depreciation	(15,463,727)
Net unrealized appreciation (depreciation)	$373,355,263
Tax Cost	$749,735,203

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,637,189
Undistributed long-term capital gain	$362,297,611
Net unrealized appreciation (depreciation) on securities and other investments	$373,355,263

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$55,433,945	$ 30,336,554
Long-term Capital Gains	110,446,121	52,250,606
Total	$165,880,066	$ 82,587,160

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Small-Mid Cap 500 Index Fund	1,351,077,659	2,973,268,156

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Small-Mid Cap 500 Index Fund	Borrower	$41,384,950.31%		$14,092

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Small-Mid Cap 500 Index Fund	$4,192

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Small-Mid Cap 500 Index Fund	$28,910	$372	$306,658

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Small-Mid Cap 500 Index Fund	$144,702,000.60%		$2,412

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded.05% of average net assets. This reimbursement will remain in place through November 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,565,997.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $147.

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI Small-Mid Cap 500 Index Fund	.05%
Actual		$1,000.00	$1,157.50	$.27
Hypothetical-C		$1,000.00	$1,024.55	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Small-Mid Cap 500 Index Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $5.421 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.115 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $404,276,942, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 28% and 43% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 30% and 45% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 5% and 33% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI Small-Mid Cap 500 Index Fund

At its July 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to Geode on behalf of the fund by 0.25 basis points, effective August 1, 2021. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreement (Advisory Contracts). At its September 2020 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should continue to benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the Amended Contract would result in no change in the fund's management fee and total expense ratio and considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its September 2020 and July 2021 meetings that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered and that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2020 meeting, the Board concluded that it was satisfied that Fidelity's profitability in connection with the operation of the fund was not excessive. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on Fidelity's profitability.

Economies of Scale.  The Board has previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2020 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on any potential economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the sub-advisory fee arrangement is fair and reasonable, and that the fund's Amended Contract should be approved.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV3-ANN-0921
1.9868212.105

Fidelity® SAI U.S. Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI U.S. Quality Index Fund	32.64%	19.34%	18.15%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Focus Index℠, the Fidelity SAI U.S. Quality Index Fund Linked Index, and the S&P 500 Index performed over the same period.

Period Ending Values
$26,383	Fidelity® SAI U.S. Quality Index Fund
$26,430	Fidelity U.S. Quality Focus Index℠
$26,537	Fidelity SAI U.S. Quality Index Fund Linked Index
$24,439	S&P 500 Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 32.64%, roughly in line with the 32.72% advance of the benchmark Fidelity U.S. Quality Focus Index. By sector, information technology rose 35% and contributed most, followed by communication services, which gained 58%, benefiting from the media & entertainment industry (+58%). The health care sector rose roughly 26%, consumer discretionary gained about 37%, and financials advanced roughly 32%. Other notable contributors included the industrials (+19%), consumer staples (+13%), real estate (+121%), and materials (+7%) sectors. Turning to individual stocks, the biggest individual contributor was Alphabet (+81%), from the media & entertainment segment. Apple, within the technology hardware & equipment group, advanced approximately 37% and lifted the fund. In software & services, Microsoft (+40%) and Adobe (+39%) helped. Another contributor was Facebook (+40%), a stock in the media & entertainment category. Conversely, the biggest individual detractor was AbbVie (-5%), from the pharmaceuticals, biotechnology & life sciences industry. Regeneron Pharmaceuticals, within the pharmaceuticals, biotechnology & life sciences category, returned roughly -13% and hindered the fund. In household & personal products, Clorox (-22%) and Kimberly-Clark (-11%) hurt. Another detractor was Zoom Video Communications (-8%), a stock in the software & services segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	8.4
Microsoft Corp.	8.0
Alphabet, Inc. Class A	6.8
Facebook, Inc. Class A	4.7
Adobe, Inc.	4.1
32.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	36.9
Health Care	21.2
Communication Services	12.2
Financials	9.9
Consumer Staples	8.7

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 2.0%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 12.2%
Interactive Media & Services - 12.2%
Alphabet, Inc. Class A (a)	255,458	$688,339,245
Facebook, Inc. Class A (a)	1,349,562	480,848,941
Match Group, Inc. (a)	435,726	69,398,080
		1,238,586,266
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.1%
Gentex Corp.	390,392	13,285,040
Household Durables - 0.4%
Garmin Ltd.	236,296	37,145,731
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (a)	10,533	35,049,505
Etsy, Inc. (a)	201,530	36,982,770
		72,032,275
Leisure Products - 0.1%
YETI Holdings, Inc. (a)(b)	119,545	11,515,770
Specialty Retail - 1.2%
AutoZone, Inc. (a)	35,204	57,156,158
O'Reilly Automotive, Inc. (a)	110,753	66,877,092
		124,033,250

TOTAL CONSUMER DISCRETIONARY		258,012,066

CONSUMER STAPLES - 8.7%
Beverages - 0.8%
Brown-Forman Corp. Class B (non-vtg.)	293,005	20,779,915
Monster Beverage Corp. (a)	589,325	55,585,134
		76,365,049
Food Products - 0.4%
The Hershey Co.	230,276	41,191,771
Household Products - 5.0%
Colgate-Palmolive Co.	1,340,700	106,585,650
Procter & Gamble Co.	2,587,915	368,079,150
The Clorox Co.	201,325	36,417,679
		511,082,479
Personal Products - 0.1%
Herbalife Nutrition Ltd. (a)(b)	140,595	7,161,909
Tobacco - 2.4%
Philip Morris International, Inc.	2,465,191	246,740,967

TOTAL CONSUMER STAPLES		882,542,175

FINANCIALS - 9.9%
Capital Markets - 5.6%
Evercore, Inc. Class A (b)	66,940	8,849,468
FactSet Research Systems, Inc.	60,673	21,677,249
KKR & Co. LP	912,883	58,205,420
Lazard Ltd. Class A	179,965	8,494,348
LPL Financial	126,978	17,908,977
MarketAxess Holdings, Inc.	60,885	28,930,725
Moody's Corp.	254,422	95,662,672
S&P Global, Inc.	281,864	120,840,734
SEI Investments Co.	189,789	11,539,171
T. Rowe Price Group, Inc.	362,321	73,971,455
The Blackstone Group LP	1,083,532	124,898,734
		570,978,953
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(b)	18,661	9,046,293
SLM Corp.	522,014	9,829,524
		18,875,817
Insurance - 4.1%
Allstate Corp.	481,146	62,573,037
Aon PLC (b)	358,663	93,263,140
Athene Holding Ltd. (a)	197,043	12,732,919
Erie Indemnity Co. Class A	39,883	7,373,968
Fidelity National Financial, Inc. (b)	466,231	20,798,565
Marsh & McLennan Companies, Inc.	801,134	117,942,947
Old Republic International Corp.	443,209	10,929,534
Progressive Corp.	931,650	88,655,814
		414,269,924

TOTAL FINANCIALS		1,004,124,694

HEALTH CARE - 21.2%
Biotechnology - 3.0%
Amgen, Inc.	914,738	220,945,817
Biogen, Inc. (a)	241,797	79,002,334
		299,948,151
Health Care Equipment & Supplies - 4.7%
Edwards Lifesciences Corp. (a)	990,207	111,170,540
Hologic, Inc. (a)	410,847	30,829,959
IDEXX Laboratories, Inc. (a)	135,402	91,874,319
Intuitive Surgical, Inc. (a)	186,831	185,235,463
ResMed, Inc.	230,942	62,770,036
		481,880,317
Health Care Providers & Services - 0.3%
Quest Diagnostics, Inc.	211,330	29,966,594
Health Care Technology - 1.1%
Cerner Corp.	486,932	39,144,463
Veeva Systems, Inc. Class A (a)	217,213	72,268,937
		111,413,400
Life Sciences Tools & Services - 2.0%
Bio-Techne Corp.	61,811	29,807,737
Illumina, Inc. (a)	231,707	114,868,745
Mettler-Toledo International, Inc. (a)	37,026	54,565,586
		199,242,068
Pharmaceuticals - 10.1%
Eli Lilly & Co.	1,260,800	307,004,800
Jazz Pharmaceuticals PLC (a)	95,013	16,106,604
Merck & Co., Inc.	2,522,450	193,900,732
Pfizer, Inc.	8,332,763	356,725,584
Zoetis, Inc. Class A	752,202	152,471,345
		1,026,209,065

TOTAL HEALTH CARE		2,148,659,595

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	390,546	145,154,232
Building Products - 0.1%
A.O. Smith Corp.	214,894	15,113,495
Commercial Services & Supplies - 0.1%
Rollins, Inc.	355,169	13,613,628
Electrical Equipment - 0.6%
Rockwell Automation, Inc.	184,631	56,759,262
Industrial Conglomerates - 1.8%
3M Co.	917,379	181,585,999
Machinery - 2.3%
Donaldson Co., Inc. (b)	198,664	13,149,570
Fortive Corp.	538,337	39,115,566
Illinois Tool Works, Inc.	455,164	103,172,024
Otis Worldwide Corp.	645,094	57,768,168
Snap-On, Inc.	86,148	18,778,541
		231,983,869
Professional Services - 0.2%
Robert Half International, Inc.	179,767	17,654,917
Trading Companies & Distributors - 0.8%
Fastenal Co.	907,653	49,712,155
W.W. Grainger, Inc.	69,402	30,854,741
		80,566,896

TOTAL INDUSTRIALS		742,432,298

INFORMATION TECHNOLOGY - 36.9%
IT Services - 9.8%
Automatic Data Processing, Inc.	678,493	142,232,488
MasterCard, Inc. Class A	961,092	370,923,846
Paychex, Inc.	507,952	57,815,097
VeriSign, Inc. (a)	157,259	34,026,130
Visa, Inc. Class A (b)	1,593,324	392,579,100
		997,576,661
Semiconductors & Semiconductor Equipment - 5.1%
Intel Corp.	4,417,047	237,283,765
Texas Instruments, Inc.	1,460,456	278,392,123
		515,675,888
Software - 13.6%
Adobe, Inc. (a)	668,006	415,252,570
Check Point Software Technologies Ltd. (a)	176,701	22,458,697
Fair Isaac Corp. (a)	46,712	24,472,884
Fortinet, Inc. (a)	215,202	58,586,592
Manhattan Associates, Inc. (a)	102,407	16,347,229
Microsoft Corp.	2,830,710	806,497,586
Paycom Software, Inc. (a)	78,508	31,403,200
		1,375,018,758
Technology Hardware, Storage & Peripherals - 8.4%
Apple, Inc.	5,805,872	846,844,491

TOTAL INFORMATION TECHNOLOGY		3,735,115,798

MATERIALS - 0.9%
Chemicals - 0.9%
Ecolab, Inc.	393,668	86,933,704
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CoreSite Realty Corp.	68,627	9,484,938
TOTAL COMMON STOCKS
(Cost $6,812,738,070)		10,105,891,534

Money Market Funds - 2.3%
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)
(Cost $234,182,625)	234,159,209	234,182,625
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $7,046,920,695)		10,340,074,159
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(203,983,626)
NET ASSETS - 100%		$10,136,090,533

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	138	Sept. 2021	$30,287,550	$872,520	$872,520

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,973
Fidelity Securities Lending Cash Central Fund	33,018
Total	$49,991

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$2,555,808,631	$2,555,817,388	$8,757	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	82,978,300	689,668,061	538,463,736	--	--	234,182,625	0.7%
Total	$82,978,300	$3,245,476,692	$3,094,281,124	$8,757	$--	$234,182,625

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,238,586,266	$1,238,586,266	$--	$--
Consumer Discretionary	258,012,066	258,012,066	--	--
Consumer Staples	882,542,175	882,542,175	--	--
Financials	1,004,124,694	1,004,124,694	--	--
Health Care	2,148,659,595	2,148,659,595	--	--
Industrials	742,432,298	742,432,298	--	--
Information Technology	3,735,115,798	3,735,115,798	--	--
Materials	86,933,704	86,933,704	--	--
Real Estate	9,484,938	9,484,938	--	--
Money Market Funds	234,182,625	234,182,625	--	--
Total Investments in Securities:	$10,340,074,159	$10,340,074,159	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$872,520	$872,520	$--	$--
Total Assets	$872,520	$872,520	$--	$--
Total Derivative Instruments:	$872,520	$872,520	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$872,520	$0
Total Equity Risk	872,520	0
Total Value of Derivatives	$872,520	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $227,978,464) — See accompanying schedule: Unaffiliated issuers (cost $6,812,738,070)	$10,105,891,534
Fidelity Central Funds (cost $234,182,625)	234,182,625
Total Investment in Securities (cost $7,046,920,695)		$10,340,074,159
Segregated cash with brokers for derivative instruments		1,496,000
Receivable for investments sold		89,905,921
Receivable for fund shares sold		707,579
Dividends receivable		10,566,878
Distributions receivable from Fidelity Central Funds		3,361
Prepaid expenses		6,767
Total assets		10,442,760,665
Liabilities
Payable to custodian bank	$208,017
Payable for fund shares redeemed	928,849
Accrued management fee	835,985
Notes payable to affiliates	70,292,000
Payable for daily variation margin on futures contracts	152,554
Other payables and accrued expenses	83,427
Collateral on securities loaned	234,169,300
Total liabilities		306,670,132
Net Assets		$10,136,090,533
Net Assets consist of:
Paid in capital		$6,122,138,364
Total accumulated earnings (loss)		4,013,952,169
Net Assets		$10,136,090,533
Net Asset Value, offering price and redemption price per share ($10,136,090,533 ÷ 526,806,165 shares)		$19.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$117,003,946
Interest		1,452
Income from Fidelity Central Funds (including $33,018 from security lending)		49,991
Total income		117,055,389
Expenses
Management fee	$8,313,330
Custodian fees and expenses	94,353
Independent trustees' fees and expenses	23,479
Registration fees	79,975
Audit	53,091
Legal	17,385
Interest	32,052
Miscellaneous	39,605
Total expenses		8,653,270
Net investment income (loss)		108,402,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,042,884,087
Fidelity Central Funds	8,757
Futures contracts	7,419,953
Total net realized gain (loss)		1,050,312,797
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,237,888,388
Futures contracts	(411,609)
Total change in net unrealized appreciation (depreciation)		1,237,476,779
Net gain (loss)		2,287,789,576
Net increase (decrease) in net assets resulting from operations		$2,396,191,695

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108,402,119	$165,783,440
Net realized gain (loss)	1,050,312,797	582,334,983
Change in net unrealized appreciation (depreciation)	1,237,476,779	808,592,545
Net increase (decrease) in net assets resulting from operations	2,396,191,695	1,556,710,968
Distributions to shareholders	(768,878,056)	(1,171,850,303)
Share transactions
Proceeds from sales of shares	2,963,346,740	2,521,381,744
Reinvestment of distributions	755,566,663	869,380,021
Cost of shares redeemed	(3,542,471,393)	(4,176,043,929)
Net increase (decrease) in net assets resulting from share transactions	176,442,010	(785,282,164)
Total increase (decrease) in net assets	1,803,755,649	(400,421,499)
Net Assets
Beginning of period	8,332,334,884	8,732,756,383
End of period	$10,136,090,533	$8,332,334,884
Other Information
Shares
Sold	173,464,583	178,961,257
Issued in reinvestment of distributions	48,649,105	63,065,977
Redeemed	(217,407,264)	(294,683,737)
Net increase (decrease)	4,706,424	(52,656,503)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Quality Index Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.96	$15.19	$14.23	$12.27	$10.87
Income from Investment Operations
Net investment income (loss)A	.22	.26	.25	.21	.21
Net realized and unrealized gain (loss)	4.58	2.45	1.10	2.25	1.36
Total from investment operations	4.80	2.71	1.35	2.46	1.57
Distributions from net investment income	(.28)	(.24)	(.19)	(.19)	(.14)
Distributions from net realized gain	(1.25)	(1.69)	(.20)	(.31)	(.03)
Total distributions	(1.52)B	(1.94)B	(.39)	(.50)	(.17)
Net asset value, end of period	$19.24	$15.96	$15.19	$14.23	$12.27
Total ReturnC	32.64%	20.14%	9.70%	20.71%	14.70%
Ratios to Average Net AssetsD,E
Expenses before reductions	.10%	.11%	.19%	.20%	.21%
Expenses net of fee waivers, if any	.10%	.11%	.15%	.15%	.15%
Expenses net of all reductions	.10%	.11%	.15%	.15%	.15%
Net investment income (loss)	1.30%	1.83%	1.76%	1.55%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$10,136,091	$8,332,335	$8,732,756	$7,247,643	$5,093,881
Portfolio turnover rateF	71%	60%	99%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,307,833,108
Gross unrealized depreciation	(26,739,448)
Net unrealized appreciation (depreciation)	$3,281,093,660
Tax Cost	$7,058,980,499

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$62,514,867
Undistributed long-term capital gain	$670,343,641
Net unrealized appreciation (depreciation) on securities and other investments	$3,281,093,660

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$140,710,843	$ 337,926,456
Long-term Capital Gains	628,167,213	833,923,847
Total	$768,878,056	$ 1,171,850,303

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Quality Index Fund	5,886,617,541	6,366,749,354

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Quality Index Fund	Borrower	$46,483,127.32%		$32,052

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Quality Index Fund	$15,812

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Quality Index Fund	$6,110	$7	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Quality Index Fund	74%	11%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI U.S. Quality Index Fund	.10%
Actual		$1,000.00	$1,213.90	$.55
Hypothetical-C		$1,000.00	$1,024.30	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Quality Index Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $1.275 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.119 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $976,052,567, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99% and 97% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV4-ANN-0921
1.9868208.105

Fidelity® SAI U.S. Large Cap Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI U.S. Large Cap Index Fund	36.43%	17.31%	18.70%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Large Cap Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,659	Fidelity® SAI U.S. Large Cap Index Fund
$25,699	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 36.43%, roughly in line with the 36.45% advance of the benchmark S&P 500® Index. By sector, information technology gained roughly 39% and contributed most, followed by financials, which gained 55%, and communication services, which advanced roughly 44%, lifted by the media & entertainment industry (+51%). The health care sector rose 27%, industrials gained 46%, and consumer discretionary advanced about 26%. Other notable contributors included the consumer staples (+18%), energy (+45%), materials (+42%), real estate (+33%), and utilities (+12%) sectors. Turning to individual stocks, the top contributor was Alphabet (+81%), from the media & entertainment group. In technology hardware & equipment, Apple (+37%) was helpful, and Microsoft (+40%), from the software & services industry, also contributed. Facebook, within the media & entertainment category, rose approximately 40%, and Nvidia, within the semiconductors & semiconductor equipment segment, gained about 82% and boosted the fund. Conversely, the biggest individual detractor was Vertex Pharmaceuticals (-26%), from the pharmaceuticals, biotechnology & life sciences category, followed by Penn National Gaming (-42%), which is in the consumer services group. Within health care equipment & services, Becton Dickinson returned -8% and hurt. Other detractors were Clorox (-22%), a stock in the household & personal products industry, and Regeneron Pharmaceuticals (-9%), from the pharmaceuticals, biotechnology & life sciences segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	6.1
Microsoft Corp.	5.8
Amazon.com, Inc.	3.8
Facebook, Inc. Class A	2.3
Alphabet, Inc. Class A	2.2
20.2

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	27.7
Health Care	13.4
Consumer Discretionary	12.0
Communication Services	11.2
Financials	10.9

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments – 3.5%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 11.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	2,672,383	$74,960,343
Lumen Technologies, Inc. (a)	372,331	4,642,968
Verizon Communications, Inc.	1,549,558	86,434,345
		166,037,656
Entertainment - 1.8%
Activision Blizzard, Inc.	290,824	24,318,703
Electronic Arts, Inc.	107,116	15,420,419
Live Nation Entertainment, Inc. (b)	54,074	4,265,898
Netflix, Inc. (b)	165,958	85,894,882
Take-Two Interactive Software, Inc. (b)	43,288	7,507,005
The Walt Disney Co.(b)	680,047	119,701,873
		257,108,780
Interactive Media & Services - 6.7%
Alphabet, Inc.:
Class A (b)	112,565	303,309,769
Class C (b)	106,577	288,228,970
Facebook, Inc. Class A (b)	896,800	319,529,840
Twitter, Inc. (b)	298,726	20,836,139
		931,904,718
Media - 1.3%
Charter Communications, Inc. Class A (b)	51,549	38,355,033
Comcast Corp. Class A	1,716,031	100,954,104
Discovery Communications, Inc.:
Class A (b)	63,140	1,831,691
Class C (non-vtg.) (b)	112,430	3,047,977
DISH Network Corp. Class A (b)	92,996	3,895,602
Fox Corp.:
Class A	122,339	4,362,609
Class B	56,908	1,891,622
Interpublic Group of Companies, Inc.	147,234	5,206,194
News Corp.:
Class A	146,621	3,611,275
Class B	45,353	1,066,249
Omnicom Group, Inc.	80,501	5,862,083
ViacomCBS, Inc. Class B	226,661	9,277,235
		179,361,674
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (b)	219,339	31,589,203

TOTAL COMMUNICATION SERVICES		1,566,002,031

CONSUMER DISCRETIONARY - 12.0%
Auto Components - 0.2%
Aptiv PLC (b)	101,230	16,890,226
BorgWarner, Inc.	89,771	4,396,984
		21,287,210
Automobiles - 1.8%
Ford Motor Co. (b)	1,467,487	20,471,444
General Motors Co. (b)	477,807	27,158,550
Tesla, Inc. (b)	288,447	198,220,778
		245,850,772
Distributors - 0.1%
Genuine Parts Co.	54,074	6,863,072
LKQ Corp. (b)	104,046	5,280,335
Pool Corp.	15,020	7,176,856
		19,320,263
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (b)	15,365	33,468,965
Caesars Entertainment, Inc. (b)	78,113	6,823,952
Carnival Corp. (a)(b)	298,792	6,468,847
Chipotle Mexican Grill, Inc. (b)	10,536	19,633,204
Darden Restaurants, Inc.	48,972	7,144,035
Domino's Pizza, Inc.	14,533	7,636,946
Expedia, Inc. (b)	52,941	8,516,619
Hilton Worldwide Holdings, Inc. (b)	104,251	13,703,794
Las Vegas Sands Corp. (b)	122,954	5,207,102
Marriott International, Inc. Class A (b)	99,943	14,589,679
McDonald's Corp.	279,280	67,784,049
MGM Resorts International	152,388	5,719,122
Norwegian Cruise Line Holdings Ltd. (a)(b)	138,460	3,327,194
Penn National Gaming, Inc. (b)	55,596	3,801,654
Royal Caribbean Cruises Ltd. (b)	81,942	6,298,882
Starbucks Corp.	441,018	53,552,816
Wynn Resorts Ltd. (b)	39,393	3,873,514
Yum! Brands, Inc.	111,499	14,649,854
		282,200,228
Household Durables - 0.4%
D.R. Horton, Inc.	122,780	11,716,895
Garmin Ltd.	56,095	8,818,134
Leggett & Platt, Inc. (a)	49,867	2,395,112
Lennar Corp. Class A	103,212	10,852,742
Mohawk Industries, Inc. (b)	21,916	4,271,428
Newell Brands, Inc.	141,673	3,506,407
NVR, Inc. (b)	1,280	6,684,928
PulteGroup, Inc.	98,989	5,431,526
Whirlpool Corp. (a)	23,439	5,192,676
		58,869,848
Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc. (b)	160,446	533,898,505
eBay, Inc.	242,236	16,522,918
Etsy, Inc. (b)	47,573	8,730,121
		559,151,544
Leisure Products - 0.0%
Hasbro, Inc.	47,886	4,761,784
Multiline Retail - 0.6%
Dollar General Corp.	88,408	20,567,237
Dollar Tree, Inc. (b)	86,816	8,663,369
Target Corp.	185,167	48,337,845
		77,568,451
Specialty Retail - 2.2%
Advance Auto Parts, Inc.	24,493	5,193,986
AutoZone, Inc. (b)	8,092	13,137,928
Bath & Body Works, Inc.	99,091	7,934,216
Best Buy Co., Inc.	83,436	9,374,035
CarMax, Inc. (b)	61,065	8,179,657
Gap, Inc.	77,732	2,267,442
Lowe's Companies, Inc.	264,577	50,981,342
O'Reilly Automotive, Inc. (b)	26,111	15,766,866
Ross Stores, Inc.	133,474	16,375,925
The Home Depot, Inc.	397,960	130,606,492
TJX Companies, Inc.	451,384	31,059,733
Tractor Supply Co.	43,138	7,804,958
Ulta Beauty, Inc. (b)	20,495	6,882,221
		305,564,801
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	130,669	2,386,016
NIKE, Inc. Class B	477,195	79,934,934
PVH Corp. (b)	26,674	2,790,634
Ralph Lauren Corp.	18,059	2,050,058
Tapestry, Inc. (b)	104,372	4,414,936
Under Armour, Inc.:
Class A (sub. vtg.) (b)	70,904	1,449,987
Class C (non-vtg.) (b)	73,176	1,282,044
VF Corp.	120,356	9,652,551
		103,961,160

TOTAL CONSUMER DISCRETIONARY		1,678,536,061

CONSUMER STAPLES - 5.8%
Beverages - 1.4%
Brown-Forman Corp. Class B (non-vtg.)	68,365	4,848,446
Constellation Brands, Inc. Class A (sub. vtg.)	63,253	14,190,178
Molson Coors Beverage Co. Class B	70,499	3,446,696
Monster Beverage Corp. (b)	138,482	13,061,622
PepsiCo, Inc.	517,121	81,162,141
The Coca-Cola Co.	1,452,411	82,830,999
		199,540,082
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	165,459	71,101,041
Kroger Co.	283,370	11,533,159
Sysco Corp.	191,477	14,207,593
Walgreens Boots Alliance, Inc.	268,528	12,661,095
Walmart, Inc.	513,910	73,257,871
		182,760,759
Food Products - 0.9%
Archer Daniels Midland Co.	209,113	12,488,228
Campbell Soup Co. (a)	75,986	3,322,108
Conagra Brands, Inc.	179,636	6,016,010
General Mills, Inc.	228,302	13,437,856
Hormel Foods Corp. (a)	105,503	4,893,229
Kellogg Co.	94,307	5,975,292
Lamb Weston Holdings, Inc.	54,751	3,655,724
McCormick & Co., Inc. (non-vtg.)	93,198	7,844,476
Mondelez International, Inc.	525,759	33,259,514
The Hershey Co.	54,789	9,800,656
The J.M. Smucker Co.	41,016	5,377,608
The Kraft Heinz Co. (a)	242,636	9,334,207
Tyson Foods, Inc. Class A	110,329	7,884,110
		123,289,018
Household Products - 1.3%
Church & Dwight Co., Inc.	91,792	7,947,351
Colgate-Palmolive Co.	316,632	25,172,244
Kimberly-Clark Corp.	126,295	17,140,757
Procter & Gamble Co.	916,333	130,330,043
The Clorox Co.	46,550	8,420,430
		189,010,825
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	86,794	28,974,441
Tobacco - 0.7%
Altria Group, Inc.	692,663	33,275,531
Philip Morris International, Inc.	583,334	58,385,900
		91,661,431

TOTAL CONSUMER STAPLES		815,236,556

ENERGY - 2.6%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	272,259	5,782,781
Halliburton Co.	333,007	6,886,585
NOV, Inc. (b)	146,211	2,019,174
Schlumberger Ltd.	523,372	15,088,815
		29,777,355
Oil, Gas & Consumable Fuels - 2.4%
APA Corp.	141,469	2,652,544
Cabot Oil & Gas Corp.	149,588	2,393,408
Chevron Corp.	723,399	73,649,252
ConocoPhillips Co.	505,065	28,313,944
Devon Energy Corp.	222,950	5,761,028
Diamondback Energy, Inc.	67,744	5,225,095
EOG Resources, Inc.	218,434	15,915,101
Exxon Mobil Corp.	1,584,543	91,222,141
Hess Corp.	102,739	7,853,369
Kinder Morgan, Inc.	728,932	12,668,838
Marathon Oil Corp.	294,993	3,418,969
Marathon Petroleum Corp.	238,439	13,166,602
Occidental Petroleum Corp.	314,427	8,206,545
ONEOK, Inc.	166,757	8,666,361
Phillips 66 Co.	163,885	12,034,076
Pioneer Natural Resources Co.	86,742	12,609,685
The Williams Companies, Inc.	454,665	11,389,358
Valero Energy Corp.	152,992	10,245,874
		325,392,190

TOTAL ENERGY		355,169,545

FINANCIALS - 10.9%
Banks - 4.0%
Bank of America Corp.	2,822,470	108,269,949
Citigroup, Inc.	773,661	52,314,957
Citizens Financial Group, Inc.	159,419	6,721,105
Comerica, Inc.	52,255	3,587,828
Fifth Third Bancorp	263,483	9,561,798
First Republic Bank	65,870	12,845,967
Huntington Bancshares, Inc./Ohio	552,249	7,775,666
JPMorgan Chase & Co.	1,133,003	171,967,195
KeyCorp	363,250	7,141,495
M&T Bank Corp.	48,153	6,445,279
Peoples United Financial, Inc.	160,055	2,512,864
PNC Financial Services Group, Inc.	159,017	29,006,291
Regions Financial Corp.	359,793	6,926,015
SVB Financial Group (b)	21,033	11,567,309
Truist Financial Corp.	503,353	27,397,504
U.S. Bancorp	507,381	28,179,941
Wells Fargo & Co.	1,547,126	71,074,968
Zions Bancorp NA	61,314	3,197,525
		566,493,656
Capital Markets - 3.0%
Ameriprise Financial, Inc.	43,381	11,173,210
Bank of New York Mellon Corp.	301,970	15,500,120
BlackRock, Inc. Class A	53,092	46,039,790
Cboe Global Markets, Inc.	39,931	4,730,626
Charles Schwab Corp.	561,370	38,145,092
CME Group, Inc.	134,403	28,510,908
Franklin Resources, Inc.	101,930	3,012,032
Goldman Sachs Group, Inc.	127,337	47,736,095
Intercontinental Exchange, Inc.	210,634	25,240,272
Invesco Ltd.	141,625	3,452,818
MarketAxess Holdings, Inc.	14,216	6,755,017
Moody's Corp.	60,257	22,656,632
Morgan Stanley	557,110	53,471,418
MSCI, Inc.	30,850	18,385,366
NASDAQ, Inc.	42,992	8,027,896
Northern Trust Corp.	77,903	8,791,354
Raymond James Financial, Inc.	45,776	5,927,076
S&P Global, Inc. (a)	90,165	38,655,539
State Street Corp.	130,164	11,342,491
T. Rowe Price Group, Inc.	84,908	17,334,817
		414,888,569
Consumer Finance - 0.7%
American Express Co.	243,537	41,530,365
Capital One Financial Corp.	168,985	27,324,875
Discover Financial Services	114,114	14,186,652
Synchrony Financial	202,445	9,518,964
		92,560,856
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (b)	709,399	197,418,648
Insurance - 1.8%
AFLAC, Inc.	236,581	13,011,955
Allstate Corp.	112,037	14,570,412
American International Group, Inc.	321,188	15,208,252
Aon PLC (a)	84,456	21,961,094
Arthur J. Gallagher & Co.	76,686	10,683,127
Assurant, Inc.	22,669	3,577,395
Chubb Ltd.	168,312	28,400,967
Cincinnati Financial Corp.	56,075	6,610,121
Everest Re Group Ltd.	15,003	3,793,208
Globe Life, Inc.	35,485	3,304,008
Hartford Financial Services Group, Inc.	133,691	8,505,421
Lincoln National Corp.	66,978	4,127,184
Loews Corp.	83,727	4,490,279
Marsh & McLennan Companies, Inc.	190,335	28,021,119
MetLife, Inc.	278,505	16,069,739
Principal Financial Group, Inc.	94,683	5,882,655
Progressive Corp.	219,013	20,841,277
Prudential Financial, Inc.	147,467	14,787,991
The Travelers Companies, Inc.	94,132	14,018,137
Unum Group	76,444	2,094,566
W.R. Berkley Corp.	52,449	3,837,693
Willis Towers Watson PLC	48,274	9,948,306
		253,744,906

TOTAL FINANCIALS		1,525,106,635

HEALTH CARE - 13.4%
Biotechnology - 1.9%
AbbVie, Inc.	661,067	76,882,092
Amgen, Inc.	215,046	51,942,211
Biogen, Inc. (b)	56,350	18,411,236
Gilead Sciences, Inc.	469,418	32,056,555
Incyte Corp. (b)	69,967	5,411,947
Moderna, Inc. (b)	114,217	40,387,131
Regeneron Pharmaceuticals, Inc. (b)	39,186	22,516,667
Vertex Pharmaceuticals, Inc. (b)	96,889	19,530,885
		267,138,724
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	665,034	80,455,813
Abiomed, Inc. (b)	16,954	5,546,332
Align Technology, Inc. (b)	26,954	18,754,593
Baxter International, Inc.	188,209	14,557,966
Becton, Dickinson & Co.	108,849	27,838,132
Boston Scientific Corp. (b)	531,823	24,251,129
Danaher Corp.	237,602	70,684,219
Dentsply Sirona, Inc.	81,713	5,396,327
DexCom, Inc.(b)	36,195	18,658,884
Edwards Lifesciences Corp. (b)	232,668	26,121,636
Hologic, Inc. (b)	95,904	7,196,636
IDEXX Laboratories, Inc. (b)	31,919	21,657,999
Intuitive Surgical, Inc. (b)	44,320	43,941,507
Medtronic PLC	503,561	66,122,595
ResMed, Inc.	54,465	14,803,587
STERIS PLC	36,545	7,964,983
Stryker Corp.	122,679	33,238,648
Teleflex, Inc.	17,491	6,951,448
The Cooper Companies, Inc.	18,433	7,774,486
West Pharmaceutical Services, Inc.	27,631	11,376,512
Zimmer Biomet Holdings, Inc.	78,031	12,751,826
		526,045,258
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	55,355	6,762,720
Anthem, Inc.	91,640	35,190,676
Cardinal Health, Inc.	108,598	6,448,549
Centene Corp. (b)	218,108	14,964,390
Cigna Corp.	128,434	29,474,319
CVS Health Corp.	492,769	40,584,455
DaVita HealthCare Partners, Inc. (b)	26,234	3,154,639
HCA Holdings, Inc.	98,366	24,414,441
Henry Schein, Inc. (b)	52,660	4,220,699
Humana, Inc.	48,288	20,563,928
Laboratory Corp. of America Holdings (b)	36,545	10,822,802
McKesson Corp.	59,206	12,067,959
Quest Diagnostics, Inc. (a)	48,896	6,933,453
UnitedHealth Group, Inc.	353,212	145,601,051
Universal Health Services, Inc. Class B	29,184	4,681,405
		365,885,486
Health Care Technology - 0.1%
Cerner Corp.	112,778	9,066,223
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	113,574	17,402,944
Bio-Rad Laboratories, Inc. Class A (b)	8,066	5,964,888
Charles River Laboratories International, Inc. (b)	18,809	7,653,758
Illumina, Inc. (b)	54,645	27,090,259
IQVIA Holdings, Inc. (b)	71,735	17,768,760
Mettler-Toledo International, Inc. (b)	8,709	12,834,540
PerkinElmer, Inc.	41,954	7,645,277
Thermo Fisher Scientific, Inc.	147,104	79,437,631
Waters Corp. (b)	23,093	9,001,882
		184,799,939
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	836,122	56,747,600
Catalent, Inc. (b)	63,756	7,638,606
Eli Lilly & Co.	297,926	72,544,981
Johnson & Johnson	985,636	169,726,519
Merck & Co., Inc.	947,707	72,850,237
Organon & Co.	94,706	2,747,421
Perrigo Co. PLC	49,985	2,400,780
Pfizer, Inc.	2,095,123	89,692,216
Viatris, Inc.	452,380	6,364,987
Zoetis, Inc. Class A	177,697	36,019,182
		516,732,529

TOTAL HEALTH CARE		1,869,668,159

INDUSTRIALS - 8.4%
Aerospace & Defense - 1.6%
General Dynamics Corp.	85,675	16,794,870
Howmet Aerospace, Inc.	146,305	4,801,730
Huntington Ingalls Industries, Inc.	15,058	3,088,848
L3Harris Technologies, Inc.	76,722	17,395,946
Lockheed Martin Corp.	91,543	34,023,787
Northrop Grumman Corp.	56,028	20,339,285
Raytheon Technologies Corp.	567,073	49,306,997
Teledyne Technologies, Inc. (b)	17,383	7,870,501
Textron, Inc.	84,479	5,829,896
The Boeing Co. (b)	205,751	46,598,486
TransDigm Group, Inc. (b)	20,545	13,171,194
		219,221,540
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	49,776	4,438,526
Expeditors International of Washington, Inc.	63,211	8,106,811
FedEx Corp.	91,368	25,578,472
United Parcel Service, Inc. Class B	270,725	51,805,936
		89,929,745
Airlines - 0.3%
Alaska Air Group, Inc. (b)	46,592	2,703,734
American Airlines Group, Inc. (a)(b)	240,059	4,892,402
Delta Air Lines, Inc. (b)	239,409	9,552,419
Southwest Airlines Co. (b)	221,343	11,182,248
United Airlines Holdings, Inc. (b)	121,110	5,658,259
		33,989,062
Building Products - 0.5%
A.O. Smith Corp.	50,329	3,539,639
Allegion PLC	33,677	4,600,278
Carrier Global Corp.	305,737	16,891,969
Fortune Brands Home & Security, Inc.	51,811	5,050,018
Johnson Controls International PLC	268,254	19,158,701
Masco Corp.	94,988	5,671,733
Trane Technologies PLC	89,509	18,224,927
		73,137,265
Commercial Services & Supplies - 0.4%
Cintas Corp.	33,028	13,018,977
Copart, Inc. (b)	77,921	11,454,387
Republic Services, Inc.	78,810	9,327,952
Rollins, Inc.	82,887	3,177,059
Waste Management, Inc.	145,355	21,550,332
		58,528,707
Construction & Engineering - 0.0%
Quanta Services, Inc.	52,155	4,740,890
Electrical Equipment - 0.6%
AMETEK, Inc.	86,429	12,017,952
Eaton Corp. PLC	149,152	23,573,474
Emerson Electric Co.	224,458	22,645,568
Generac Holdings, Inc. (b)	23,563	9,881,380
Rockwell Automation, Inc.	43,446	13,356,169
		81,474,543
Industrial Conglomerates - 1.2%
3M Co.	216,963	42,945,656
General Electric Co.	3,285,698	42,549,789
Honeywell International, Inc.	259,961	60,776,282
Roper Technologies, Inc.	39,389	19,353,391
		165,625,118
Machinery - 1.6%
Caterpillar, Inc.	205,028	42,389,539
Cummins, Inc.	54,721	12,700,744
Deere & Co.	116,755	42,217,440
Dover Corp.	53,870	9,002,754
Fortive Corp.	126,705	9,206,385
IDEX Corp.	28,420	6,442,530
Illinois Tool Works, Inc.	107,589	24,387,199
Ingersoll Rand, Inc. (b)	139,725	6,828,361
Otis Worldwide Corp.	150,984	13,520,617
PACCAR, Inc.	129,935	10,783,306
Parker Hannifin Corp.	48,303	15,071,985
Pentair PLC	62,207	4,582,790
Snap-On, Inc.	20,241	4,412,133
Stanley Black & Decker, Inc.	60,445	11,910,687
Westinghouse Air Brake Co.	66,495	5,643,431
Xylem, Inc.	67,387	8,480,654
		227,580,555
Professional Services - 0.4%
Equifax, Inc.	45,551	11,870,591
IHS Markit Ltd.	140,212	16,382,370
Jacobs Engineering Group, Inc.	48,737	6,591,679
Leidos Holdings, Inc.	49,755	5,294,927
Nielsen Holdings PLC	134,180	3,178,724
Robert Half International, Inc.	42,212	4,145,641
Verisk Analytics, Inc.	60,668	11,523,280
		58,987,212
Road & Rail - 0.9%
CSX Corp.	850,446	27,486,415
J.B. Hunt Transport Services, Inc.	31,245	5,263,220
Kansas City Southern	34,035	9,114,573
Norfolk Southern Corp.	93,661	24,148,616
Old Dominion Freight Lines, Inc.	35,591	9,579,318
Union Pacific Corp.	248,637	54,391,830
		129,983,972
Trading Companies & Distributors - 0.2%
Fastenal Co.	214,966	11,773,688
United Rentals, Inc. (b)	27,090	8,927,510
W.W. Grainger, Inc.	16,383	7,283,554
		27,984,752

TOTAL INDUSTRIALS		1,171,183,361

INFORMATION TECHNOLOGY - 27.7%
Communications Equipment - 0.8%
Arista Networks, Inc. (b)	20,568	7,823,862
Cisco Systems, Inc.	1,577,306	87,335,433
F5 Networks, Inc. (b)	22,313	4,607,858
Juniper Networks, Inc.	122,668	3,451,878
Motorola Solutions, Inc.	63,504	14,219,816
		117,438,847
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	223,677	16,214,346
CDW Corp.	52,476	9,621,475
Corning, Inc.	289,970	12,138,144
IPG Photonics Corp. (b)	13,436	2,931,198
Keysight Technologies, Inc. (b)	68,953	11,346,216
TE Connectivity Ltd.	123,598	18,226,997
Trimble, Inc. (b)	93,932	8,031,186
Zebra Technologies Corp. Class A (b)	20,028	11,065,069
		89,574,631
IT Services - 5.2%
Accenture PLC Class A	237,912	75,579,884
Akamai Technologies, Inc. (b)	61,005	7,315,720
Automatic Data Processing, Inc.	159,264	33,386,512
Broadridge Financial Solutions, Inc.	43,464	7,540,569
Cognizant Technology Solutions Corp. Class A	197,401	14,514,896
DXC Technology Co. (b)	95,370	3,812,893
Fidelity National Information Services, Inc.	232,103	34,594,952
Fiserv, Inc. (b)	222,920	25,660,321
FleetCor Technologies, Inc. (b)	31,197	8,055,689
Gartner, Inc. (b)	32,217	8,528,806
Global Payments, Inc.	110,494	21,370,645
IBM Corp.	334,431	47,141,394
Jack Henry & Associates, Inc.	27,803	4,840,224
MasterCard, Inc. Class A	327,418	126,363,703
Paychex, Inc. (a)	120,040	13,662,953
PayPal Holdings, Inc. (b)	439,681	121,145,306
The Western Union Co.	153,176	3,555,215
VeriSign, Inc. (b)	37,093	8,025,812
Visa, Inc. Class A (a)	633,215	156,017,844
		721,113,338
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc. (b)	454,762	48,291,177
Analog Devices, Inc.	138,046	23,111,661
Applied Materials, Inc.	343,465	48,061,057
Broadcom, Inc.	152,821	74,179,313
Enphase Energy, Inc. (b)	50,790	9,629,784
Intel Corp.	1,511,356	81,190,044
KLA Corp.	57,371	19,974,287
Lam Research Corp.	53,380	34,024,946
Maxim Integrated Products, Inc.	100,444	10,035,360
Microchip Technology, Inc.	102,378	14,652,339
Micron Technology, Inc.	419,727	32,562,421
Monolithic Power Systems, Inc.	16,097	7,231,738
NVIDIA Corp.	932,714	181,869,903
NXP Semiconductors NV	103,209	21,301,306
Qorvo, Inc. (b)	42,139	7,989,133
Qualcomm, Inc.	422,192	63,244,362
Skyworks Solutions, Inc.	61,792	11,401,242
Teradyne, Inc.	62,231	7,903,337
Texas Instruments, Inc.	345,660	65,889,709
Xilinx, Inc.	92,014	13,787,378
		776,330,497
Software - 9.1%
Adobe, Inc. (b)	178,907	111,213,958
ANSYS, Inc. (b)	32,620	12,019,165
Autodesk, Inc. (b)	82,347	26,444,092
Cadence Design Systems, Inc. (b)	104,150	15,377,748
Citrix Systems, Inc.	46,474	4,682,256
Fortinet, Inc. (b)	50,736	13,812,369
Intuit, Inc.	102,276	54,203,212
Microsoft Corp.	2,818,943	803,145,050
NortonLifeLock, Inc.	217,064	5,387,528
Oracle Corp.	679,933	59,249,362
Paycom Software, Inc. (b)	18,386	7,354,400
PTC, Inc. (b)	39,363	5,331,718
Salesforce.com, Inc. (b)	361,448	87,445,115
ServiceNow, Inc. (b)	73,901	43,445,659
Synopsys, Inc. (b)	57,098	16,443,653
Tyler Technologies, Inc. (b)	15,248	7,511,775
		1,273,067,060
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	5,871,147	856,365,494
Hewlett Packard Enterprise Co.	488,787	7,087,412
HP, Inc.	449,609	12,980,212
NetApp, Inc.	83,316	6,631,120
Seagate Technology Holdings PLC	74,527	6,550,923
Western Digital Corp. (b)	114,700	7,447,471
		897,062,632

TOTAL INFORMATION TECHNOLOGY		3,874,587,005

MATERIALS - 2.6%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	82,834	24,107,179
Albemarle Corp. U.S.	43,687	9,001,269
Celanese Corp. Class A	42,157	6,566,796
CF Industries Holdings, Inc.	80,289	3,793,655
Corteva, Inc.	275,885	11,802,360
Dow, Inc.	279,585	17,379,004
DuPont de Nemours, Inc.	199,172	14,947,859
Eastman Chemical Co.	51,096	5,759,541
Ecolab, Inc.	93,109	20,561,260
FMC Corp.	48,237	5,158,947
International Flavors & Fragrances, Inc.	93,167	14,034,677
Linde PLC	194,705	59,850,370
LyondellBasell Industries NV Class A	96,360	9,571,439
PPG Industries, Inc.	88,739	14,510,601
Sherwin-Williams Co.	89,587	26,072,505
The Mosaic Co.	129,354	4,039,725
		247,157,187
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	23,344	8,480,875
Vulcan Materials Co.	49,654	8,937,223
		17,418,098
Containers & Packaging - 0.3%
Amcor PLC	577,068	6,670,906
Avery Dennison Corp.	31,069	6,545,617
Ball Corp.	122,860	9,936,917
International Paper Co.	146,621	8,468,829
Packaging Corp. of America	35,555	5,031,033
Sealed Air Corp.	56,887	3,228,337
WestRock Co.	99,603	4,901,464
		44,783,103
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	548,522	20,898,688
Newmont Corp.	299,862	18,837,331
Nucor Corp.	112,001	11,650,344
		51,386,363

TOTAL MATERIALS		360,744,751

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc.	51,343	10,337,400
American Tower Corp.	170,185	48,128,318
AvalonBay Communities, Inc.	52,252	11,904,573
Boston Properties, Inc.	53,158	6,239,686
Crown Castle International Corp.	161,761	31,234,431
Digital Realty Trust, Inc.	105,394	16,247,539
Duke Realty Corp.	140,351	7,141,059
Equinix, Inc.	33,528	27,506,706
Equity Residential (SBI)	128,785	10,834,682
Essex Property Trust, Inc.	24,328	7,982,017
Extra Space Storage, Inc.	50,052	8,716,055
Federal Realty Investment Trust (SBI)	26,483	3,112,547
Healthpeak Properties, Inc.	201,714	7,457,367
Host Hotels & Resorts, Inc. (b)	264,276	4,209,917
Iron Mountain, Inc.	108,067	4,729,012
Kimco Realty Corp.	162,237	3,460,515
Mid-America Apartment Communities, Inc.	42,851	8,274,528
Prologis (REIT), Inc.	276,885	35,452,355
Public Storage	56,977	17,804,173
Realty Income Corp.	139,821	9,828,018
Regency Centers Corp.	59,126	3,867,432
SBA Communications Corp. Class A	40,926	13,955,357
Simon Property Group, Inc.	122,964	15,557,405
UDR, Inc.	111,100	6,109,389
Ventas, Inc.	140,409	8,393,650
Vornado Realty Trust	58,763	2,556,191
Welltower, Inc.	156,271	13,573,699
Weyerhaeuser Co.	280,418	9,458,499
		354,072,520
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	125,631	12,118,366

TOTAL REAL ESTATE		366,190,886

UTILITIES - 2.5%
Electric Utilities - 1.6%
Alliant Energy Corp.	93,622	5,479,696
American Electric Power Co., Inc.	187,048	16,482,670
Duke Energy Corp.	287,906	30,261,800
Edison International	142,017	7,739,927
Entergy Corp.	75,104	7,729,704
Evergy, Inc.	85,811	5,596,593
Eversource Energy	128,554	11,090,354
Exelon Corp.	365,740	17,116,632
FirstEnergy Corp.	203,573	7,800,917
NextEra Energy, Inc.	734,136	57,189,194
NRG Energy, Inc. (a)	91,607	3,777,873
Pinnacle West Capital Corp.	42,201	3,525,894
PPL Corp.	287,984	8,170,106
Southern Co.	396,227	25,307,018
Xcel Energy, Inc.	201,442	13,748,417
		221,016,795
Gas Utilities - 0.0%
Atmos Energy Corp.	48,908	4,821,840
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	249,369	5,910,045
Multi-Utilities - 0.7%
Ameren Corp.	95,649	8,026,864
CenterPoint Energy, Inc. (a)	217,270	5,531,694
CMS Energy Corp.	108,340	6,694,329
Consolidated Edison, Inc.	128,309	9,465,355
Dominion Energy, Inc.	301,868	22,600,857
DTE Energy Co.	72,509	8,506,756
NiSource, Inc.	146,800	3,636,236
Public Service Enterprise Group, Inc.	189,048	11,764,457
Sempra Energy	117,926	15,407,032
WEC Energy Group, Inc.	118,062	11,114,357
		102,747,937
Water Utilities - 0.1%
American Water Works Co., Inc.	67,921	11,554,041

TOTAL UTILITIES		346,050,658

TOTAL COMMON STOCKS
(Cost $6,736,472,678)		13,928,475,648

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.06% (c)	26,193,572	26,198,811
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	240,064,393	240,088,399
TOTAL MONEY MARKET FUNDS
(Cost $266,287,210)		266,287,210
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $7,002,759,888)		14,194,762,858
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(226,992,636)
NET ASSETS - 100%		$13,967,770,222

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	184	Sept. 2021	$40,383,400	$1,525,794	$1,525,794

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,337
Fidelity Securities Lending Cash Central Fund	79,607
Total	$139,944

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$48,344,594	$6,350,866,173	$6,372,977,472	$(33,951)	$(533)	$26,198,811	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	58,722,871	1,116,696,234	935,330,706	--	--	240,088,399	0.8%
Total	$107,067,465	$7,467,562,407	$7,308,308,178	$(33,951)	$(533)	$266,287,210

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,566,002,031	$1,566,002,031	$--	$--
Consumer Discretionary	1,678,536,061	1,678,536,061	--	--
Consumer Staples	815,236,556	815,236,556	--	--
Energy	355,169,545	355,169,545	--	--
Financials	1,525,106,635	1,525,106,635	--	--
Health Care	1,869,668,159	1,869,668,159	--	--
Industrials	1,171,183,361	1,171,183,361	--	--
Information Technology	3,874,587,005	3,874,587,005	--	--
Materials	360,744,751	360,744,751	--	--
Real Estate	366,190,886	366,190,886	--	--
Utilities	346,050,658	346,050,658	--	--
Money Market Funds	266,287,210	266,287,210	--	--
Total Investments in Securities:	$14,194,762,858	$14,194,762,858	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$1,525,794	$1,525,794	$--	$--
Total Assets	$1,525,794	$1,525,794	$--	$--
Total Derivative Instruments:	$1,525,794	$1,525,794	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,525,794	$0
Total Equity Risk	1,525,794	0
Total Value of Derivatives	$1,525,794	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $233,089,487) — See accompanying schedule: Unaffiliated issuers (cost $6,736,472,678)	$13,928,475,648
Fidelity Central Funds (cost $266,287,210)	266,287,210
Total Investment in Securities (cost $7,002,759,888)		$14,194,762,858
Segregated cash with brokers for derivative instruments		2,035,000
Cash		29,880
Receivable for fund shares sold		71,030,853
Dividends receivable		13,175,266
Distributions receivable from Fidelity Central Funds		13,850
Prepaid expenses		12,306
Receivable from investment adviser for expense reductions		41,397
Total assets		14,281,101,410
Liabilities
Payable for investments purchased	$69,621,620
Payable for fund shares redeemed	3,043,007
Accrued management fee	197,203
Payable for daily variation margin on futures contracts	207,139
Other payables and accrued expenses	143,644
Collateral on securities loaned	240,118,575
Total liabilities		313,331,188
Net Assets		$13,967,770,222
Net Assets consist of:
Paid in capital		$5,409,029,415
Total accumulated earnings (loss)		8,558,740,807
Net Assets		$13,967,770,222
Net Asset Value, offering price and redemption price per share ($13,967,770,222 ÷ 603,102,416 shares)		$23.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$251,207,618
Interest		1,283
Income from Fidelity Central Funds (including $79,607 from security lending)		139,944
Total income		251,348,845
Expenses
Management fee	$2,458,216
Custodian fees and expenses	233,585
Independent trustees' fees and expenses	45,588
Registration fees	93,842
Audit	52,675
Legal	33,815
Interest	110,010
Miscellaneous	71,865
Total expenses before reductions	3,099,596
Expense reductions	(478,092)
Total expenses after reductions		2,621,504
Net investment income (loss)		248,727,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,253,346,036
Fidelity Central Funds	(33,951)
Futures contracts	21,845,513
Total net realized gain (loss)		2,275,157,598
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,774,947,444
Fidelity Central Funds	(533)
Futures contracts	(1,079,480)
Total change in net unrealized appreciation (depreciation)		2,773,867,431
Net gain (loss)		5,049,025,029
Net increase (decrease) in net assets resulting from operations		$5,297,752,370

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$248,727,341	$284,095,895
Net realized gain (loss)	2,275,157,598	21,656,675
Change in net unrealized appreciation (depreciation)	2,773,867,431	1,360,854,382
Net increase (decrease) in net assets resulting from operations	5,297,752,370	1,666,606,952
Distributions to shareholders	(616,908,279)	(277,507,662)
Share transactions
Proceeds from sales of shares	18,319,849,544	17,656,249,318
Reinvestment of distributions	610,586,296	184,843,686
Cost of shares redeemed	(25,049,954,195)	(17,870,724,118)
Net increase (decrease) in net assets resulting from share transactions	(6,119,518,355)	(29,631,114)
Total increase (decrease) in net assets	(1,438,674,264)	1,359,468,176
Net Assets
Beginning of period	15,406,444,486	14,046,976,310
End of period	$13,967,770,222	$15,406,444,486
Other Information
Shares
Sold	920,285,819	1,091,411,412
Issued in reinvestment of distributions	32,481,306	11,014,839
Redeemed	(1,221,017,368)	(1,104,319,712)
Net increase (decrease)	(268,250,243)	(1,893,461)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Large Cap Index Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.68	$16.09	$15.21	$13.30	$11.55
Income from Investment Operations
Net investment income (loss)A	.31	.32	.30	.27	.25
Net realized and unrealized gain (loss)	5.94	1.56	.87	1.86	1.59
Total from investment operations	6.25	1.88	1.17	2.13	1.84
Distributions from net investment income	(.35)	(.29)	(.28)	(.19)	(.09)
Distributions from net realized gain	(.42)	–	(.01)	(.03)	–B
Total distributions	(.77)	(.29)	(.29)	(.22)	(.09)
Net asset value, end of period	$23.16	$17.68	$16.09	$15.21	$13.30
Total ReturnC,D	36.43%	11.84%	7.97%	16.22%	16.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.02%	.02%	.09%	.09%	.09%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.02%	.02%
Expenses net of all reductions	.02%	.02%	.02%	.02%	.02%
Net investment income (loss)	1.52%	1.97%	2.00%	1.87%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$13,967,770	$15,406,444	$14,046,976	$13,692,497	$8,155,030
Portfolio turnover rateG	86%	80%	41%	26%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,158,863,826
Gross unrealized depreciation	(109,905,308)
Net unrealized appreciation (depreciation)	$7,048,958,518
Tax Cost	$7,145,804,340

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$143,564,798
Undistributed long-term capital gain	$1,366,217,491
Net unrealized appreciation (depreciation) on securities and other investments	$7,048,958,518

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$358,589,460	$ 277,507,662
Long-term Capital Gains	258,318,819	–
Total	$616,908,279	$ 277,507,662

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Large Cap Index Fund	13,725,785,046	20,137,505,758

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Large Cap Index Fund	Borrower	$134,190,189.31%		$110,010

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Large Cap Index Fund	$31,549

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Large Cap Index Fund	$14,296	$88	$–

9. Expense Reductions.

Effective September 1, 2021 the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .015% of average net assets. This reimbursement will remain in place through November 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $477,972.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $120.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Large Cap Index Fund	12%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Large Cap Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI U.S. Large Cap Index Fund	.02%
Actual		$1,000.00	$1,192.00	$.11
Hypothetical-C		$1,000.00	$1,024.70	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Large Cap Index Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $2.021 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.200 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $1,619,884,517, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 90% and 50% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 95% and 52% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3% and 4% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI U.S. Large Cap Index Fund

At its July 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to Geode on behalf of the fund by 0.05 basis points, effective August 1, 2021. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreement (Advisory Contracts). At its September 2020 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should continue to benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the Amended Contract would result in no change in the fund's management fee and total expense ratio and considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its September 2020 and July 2021 meetings that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered and that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2020 meeting, the Board concluded that it was satisfied that Fidelity's profitability in connection with the operation of the fund was not excessive. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on Fidelity's profitability.

Economies of Scale.  The Board has previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2020 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on any potential economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the sub-advisory fee arrangement is fair and reasonable, and that the fund's Amended Contract should be approved.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV9-ANN-0921
1.9870993.105

Fidelity® SAI Real Estate Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI Real Estate Index Fund	39.72%	4.97%	8.28%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Real Estate Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US IMI Real Estate 25/25 Index, the Dow Jones U.S. Select Real Estate Securities Index℠, and the Fidelity Real Estate Linked Index performed over the same period.

Period Ending Values
$15,485	Fidelity® SAI Real Estate Index Fund
$18,360	MSCI US IMI Real Estate 25/25 Index
$15,791	Dow Jones U.S. Select Real Estate Securities Index℠
$15,495	Fidelity Real Estate Linked Index

Effective December 1, 2020, the fund's benchmark changed from the Dow Jones U.S. Select Real Estate Securities IndexSM to the MSCI US IMI Real Estate 25/25 Index.

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 39.72%, compared with the 36.79% advance of the benchmark MSCI US IMI Real Estate 25/25 index. By segment, apartment real estate investment trusts (REITs) rose roughly 59% and contributed most, followed by real-estate related firms, which were up 39%, and self-storage REITs (+68%). Additionally, the health care group advanced about 46%, industrial REITs gained approximately 19% and strip centers rose roughly 75%. Other notable contributors included malls (+111%), hotels (+84%), office REITs (+25%), other retail REITs (+49%) and specialty REITs (+29%). Turning to individual stocks, the top contributor was American Tower (+24%), within the real-estate related segment. In malls, Simon Property Group (+115%) was helpful while Public Storage (+61%) from the self-storage industry also contributed. Welltower, within the health care category, rose approximately 68% and added value, as did Prologis (+24%) within the industrial group. Conversely, the biggest individual detractor was Digital Realty Trust (-1%), from the mixed industrial/office segment, followed by Americold Realty Trust (-2%), which is in the industrial category. Within the real-estate related group, GEO Group returned roughly -25% and further weighed on the portfolio’s return. Other detractors included Equity Commonwealth (-6%), a stock in the office group, and Washington Prime (-70%), from the other retail segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On December 1, 2020, the fund's primary benchmark changed from the Dow Jones U.S. Select Real Estate Securities Index to the MSCI US IMI Real Estate 25/25 Index, which is broader and better reflects the investment opportunities in the real estate market.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
American Tower Corp.	8.1
Prologis (REIT), Inc.	6.1
Crown Castle International Corp.	5.1
Equinix, Inc.	4.2
Public Storage	3.2
Simon Property Group, Inc.	2.7
Digital Realty Trust, Inc.	2.7
SBA Communications Corp. Class A	2.5
Welltower, Inc.	2.4
CBRE Group, Inc.	2.1
39.1

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Diversified	23.7
REITs - Apartments	12.1
REITs - Management/Investment	12.0
REITs - Warehouse/Industrial	9.0
REITs - Health Care	7.8

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign Investments - 0.2%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 95.2%
REITs - Apartments - 12.1%
American Campus Communities, Inc.	68,996	$3,471,189
American Homes 4 Rent Class A	138,742	5,827,164
Apartment Investment & Management Co. Class A	76,187	530,262
AvalonBay Communities, Inc.	68,919	15,701,816
Camden Property Trust (SBI)	48,246	7,207,470
Centerspace	6,355	571,950
Equity Residential (SBI)	183,148	15,408,241
Essex Property Trust, Inc.	32,526	10,671,781
Independence Realty Trust, Inc.	55,934	1,078,408
Invitation Homes, Inc.	278,033	11,310,382
Mid-America Apartment Communities, Inc.	56,803	10,968,659
UDR, Inc.	147,212	8,095,188
		90,842,510
REITs - Diversified - 23.7%
Alexander & Baldwin, Inc.	39,896	798,718
American Finance Trust, Inc.	63,991	542,004
Apartment Income (REIT) Corp.	76,090	4,005,378
Apple Hospitality (REIT), Inc.	114,142	1,706,423
Armada Hoffler Properties, Inc.	37,553	488,189
Broadstone Net Lease, Inc. (a)	6,949	180,813
CatchMark Timber Trust, Inc.	36,241	423,657
CorePoint Lodging, Inc. (b)	35,230	473,491
Cousins Properties, Inc.	76,210	3,027,061
Crown Castle International Corp.	199,405	38,503,111
Digital Realty Trust, Inc.	131,066	20,205,135
Digitalbridge Group, Inc. (a)(b)	265,440	1,847,462
Duke Realty Corp.	184,629	9,393,924
EPR Properties	39,475	1,985,593
Equinix, Inc.	38,423	31,522,613
Gaming & Leisure Properties	107,108	5,070,493
Gladstone Commercial Corp.	18,529	429,502
Gladstone Land Corp.	7,624	177,792
Global Net Lease, Inc.	44,087	814,287
Lamar Advertising Co. Class A	44,344	4,727,070
NexPoint Residential Trust, Inc.	11,755	692,957
One Liberty Properties, Inc.	12,319	376,838
Outfront Media, Inc. (b)	80,014	1,911,534
Potlatch Corp.	37,021	1,922,871
Preferred Apartment Communities, Inc. Class A	27,256	287,278
PS Business Parks, Inc.	11,003	1,690,831
Safehold, Inc.	8,078	729,605
SBA Communications Corp. Class A	54,818	18,692,390
Store Capital Corp.	121,335	4,391,114
The GEO Group, Inc. (a)	62,842	434,867
Uniti Group, Inc.	104,326	1,221,657
VICI Properties, Inc. (a)	238,769	7,447,205
Vornado Realty Trust	82,263	3,578,441
Washington REIT (SBI)	40,320	979,373
WP Carey, Inc.	85,955	6,935,709
		177,615,386
REITs - Health Care - 7.8%
CareTrust (REIT), Inc.	53,693	1,295,075
Community Healthcare Trust, Inc.	14,044	699,813
Diversified Healthcare Trust (SBI)	137,169	534,959
Global Medical REIT, Inc.	37,791	588,028
Healthcare Realty Trust, Inc.	68,529	2,184,705
Healthcare Trust of America, Inc.	108,689	3,107,419
Healthpeak Properties, Inc.	251,834	9,310,303
LTC Properties, Inc.	19,292	730,202
Medical Properties Trust, Inc.	285,933	6,013,171
New Senior Investment Group, Inc.	64,144	591,408
Physicians Realty Trust	101,612	1,925,547
Sabra Health Care REIT, Inc.	108,982	2,025,975
Universal Health Realty Income Trust (SBI)	7,575	452,606
Ventas, Inc.	184,817	11,048,360
Welltower, Inc.	205,358	17,837,396
		58,344,967
REITs - Health Care Facilities - 0.8%
National Health Investors, Inc.	22,897	1,562,262
Omega Healthcare Investors, Inc.	113,113	4,103,740
		5,666,002
REITs - Hotels - 2.9%
Chatham Lodging Trust (b)	32,124	394,483
DiamondRock Hospitality Co. (b)	113,874	980,455
Host Hotels & Resorts, Inc. (b)	353,490	5,631,096
MGM Growth Properties LLC	77,904	2,944,771
Park Hotels & Resorts, Inc. (b)	122,896	2,273,576
Pebblebrook Hotel Trust	71,316	1,603,897
RLJ Lodging Trust	91,622	1,314,776
Ryman Hospitality Properties, Inc. (b)	27,832	2,134,714
Service Properties Trust	93,156	1,036,826
Summit Hotel Properties, Inc. (b)	66,124	595,777
Sunstone Hotel Investors, Inc. (b)	116,632	1,345,933
Xenia Hotels & Resorts, Inc. (b)	64,418	1,138,910
		21,395,214
REITs - Industrial Buildings - 0.4%
Stag Industrial, Inc.	77,687	3,210,027
REITs - Management/Investment - 12.0%
American Assets Trust, Inc.	28,825	1,064,507
American Tower Corp.	214,582	60,683,789
CoreSite Realty Corp.	18,921	2,615,071
Empire State Realty Trust, Inc.	82,934	947,936
iStar Financial, Inc. (a)	44,020	1,066,605
Lexington Corporate Properties Trust	130,846	1,720,625
National Retail Properties, Inc.	87,717	4,286,730
Rayonier, Inc.	66,678	2,514,427
Retail Properties America, Inc.	118,702	1,496,832
UMH Properties, Inc.	26,315	612,613
Weyerhaeuser Co.	372,944	12,579,401
		89,588,536
REITs - Manufactured Homes - 2.2%
Equity Lifestyle Properties, Inc.	86,672	7,263,114
Sun Communities, Inc.	47,309	9,277,768
		16,540,882
REITs - Office Buildings - 0.7%
CyrusOne, Inc.	58,738	4,186,257
Office Properties Income Trust	25,525	739,715
		4,925,972
REITs - Office Property - 7.0%
Alexandria Real Estate Equities, Inc.	61,563	12,395,094
Boston Properties, Inc.	74,003	8,686,472
Brandywine Realty Trust (SBI)	95,636	1,335,079
City Office REIT, Inc.	33,170	426,898
Columbia Property Trust, Inc.	58,094	968,427
Corporate Office Properties Trust (SBI)	59,400	1,748,736
Douglas Emmett, Inc.	85,120	2,843,008
Easterly Government Properties, Inc.	39,172	889,204
Equity Commonwealth	49,106	1,290,997
Franklin Street Properties Corp.	64,923	338,898
Highwoods Properties, Inc. (SBI)	54,605	2,604,112
Hudson Pacific Properties, Inc.	78,285	2,134,049
JBG SMITH Properties	59,617	1,945,303
Kilroy Realty Corp.	53,027	3,673,180
Mack-Cali Realty Corp.	45,682	822,276
Paramount Group, Inc.	91,693	894,924
Piedmont Office Realty Trust, Inc. Class A	65,795	1,251,421
SL Green Realty Corp.	37,731	2,809,450
VEREIT, Inc.	110,560	5,414,123
		52,471,651
REITs - Regional Malls - 3.0%
Simon Property Group, Inc.	161,865	20,479,160
Tanger Factory Outlet Centers, Inc.	55,277	949,106
The Macerich Co.	63,847	1,040,706
		22,468,972
REITs - Shopping Centers - 5.4%
Acadia Realty Trust (SBI)	47,098	1,007,897
Alexanders, Inc.	1,129	314,810
Brixmor Property Group, Inc.	154,627	3,559,514
Federal Realty Investment Trust (SBI)	36,913	4,338,385
Kimco Realty Corp.	222,700	4,750,191
Kite Realty Group Trust	51,213	1,032,454
Realty Income Corp.	166,542	11,706,237
Regency Centers Corp.	85,319	5,580,716
Retail Opportunity Investments Corp.	68,433	1,209,211
RPT Realty	53,478	681,310
Saul Centers, Inc.	9,364	426,998
Seritage Growth Properties (b)	25,430	403,574
SITE Centers Corp.	90,990	1,443,101
Urban Edge Properties	67,628	1,284,932
Urstadt Biddle Properties, Inc. Class A	19,548	372,780
Weingarten Realty Investors (SBI)	65,592	2,111,406
		40,223,516
REITs - Single Tenant - 1.1%
Agree Realty Corp.	24,304	1,826,446
Essential Properties Realty Trust, Inc.	56,782	1,692,104
Four Corners Property Trust, Inc.	38,682	1,110,560
Getty Realty Corp.	19,448	614,362
NETSTREIT Corp.	12,882	334,288
Spirit Realty Capital, Inc.	53,025	2,662,916
		8,240,676
REITs - Storage - 7.1%
CubeSmart	98,159	4,874,576
Extra Space Storage, Inc.	64,283	11,194,242
Iron Mountain, Inc.	144,220	6,311,067
Life Storage, Inc.	35,633	4,181,889
National Storage Affiliates Trust	41,305	2,237,492
Public Storage	77,323	24,161,891
		52,961,157
REITs - Warehouse/Industrial - 9.0%
Americold Realty Trust	102,076	3,965,653
EastGroup Properties, Inc.	20,590	3,628,370
First Industrial Realty Trust, Inc.	65,543	3,590,446
Industrial Logistics Properties Trust	35,945	974,110
Monmouth Real Estate Investment Corp. Class A	49,059	934,083
Prologis (REIT), Inc.	354,861	45,436,402
QTS Realty Trust, Inc. Class A	29,547	2,296,097
Rexford Industrial Realty, Inc.	61,213	3,765,824
Terreno Realty Corp.	36,538	2,497,738
		67,088,723

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		711,584,191

Real Estate Management & Development - 4.7%
Diversified Real Estate Activities - 0.2%
Five Point Holdings LLC Class A (b)	40,040	335,135
The RMR Group, Inc.	9,411	369,288
The St. Joe Co.	19,118	865,472
		1,569,895
Real Estate Development - 0.3%
Forestar Group, Inc. (b)	14,327	293,274
Howard Hughes Corp. (b)	20,681	1,917,336
		2,210,610
Real Estate Operating Companies - 0.2%
FRP Holdings, Inc. (b)	2,160	129,881
Kennedy-Wilson Holdings, Inc.	61,074	1,233,084
		1,362,965
Real Estate Services - 4.0%
CBRE Group, Inc. (b)	166,364	16,047,471
Cushman & Wakefield PLC (b)	63,160	1,179,197
eXp World Holdings, Inc. (a)	30,764	1,105,043
Jones Lang LaSalle, Inc. (b)	25,860	5,755,660
Marcus & Millichap, Inc. (b)	12,922	514,166
Newmark Group, Inc.	92,447	1,190,717
Opendoor Technologies, Inc. (b)	13,677	202,693
RE/MAX Holdings, Inc.	11,108	381,004
Realogy Holdings Corp. (b)	64,145	1,136,649
Redfin Corp. (b)	47,628	2,789,572
		30,302,172

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		35,445,642

TOTAL COMMON STOCKS
(Cost $547,046,353)		747,029,833

Money Market Funds - 1.5%
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)
(Cost $11,396,932)	11,395,793	11,396,932
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $558,443,285)		758,426,765
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(10,601,071)
NET ASSETS - 100%		$747,825,694

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CBOT Dow Jones U.S. Real Estate Index Contracts (United States)	25	Sept. 2021	$1,037,500	$16,932	$16,932

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,698
Fidelity Securities Lending Cash Central Fund	43,157
Total	$44,855

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$34,234,808	$133,199,945	$167,434,757	$4	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,196,182	39,858,412	29,657,662	--	--	11,396,932	0.0%
Total	$35,430,990	$173,058,357	$197,092,419	$4	$--	$11,396,932

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$747,029,833	$747,029,833	$--	$--
Money Market Funds	11,396,932	11,396,932	--	--
Total Investments in Securities:	$758,426,765	$758,426,765	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$16,932	$16,932	$--	$--
Total Assets	$16,932	$16,932	$--	$--
Total Derivative Instruments:	$16,932	$16,932	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$16,932	$0
Total Equity Risk	16,932	0
Total Value of Derivatives	$16,932	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $11,187,184) — See accompanying schedule: Unaffiliated issuers (cost $547,046,353)	$747,029,833
Fidelity Central Funds (cost $11,396,932)	11,396,932
Total Investment in Securities (cost $558,443,285)		$758,426,765
Segregated cash with brokers for derivative instruments		57,500
Receivable for investments sold		3,301,329
Receivable for fund shares sold		106,330
Dividends receivable		365,802
Distributions receivable from Fidelity Central Funds		821
Receivable for daily variation margin on futures contracts		2,000
Prepaid expenses		646
Receivable from investment adviser for expense reductions		5,806
Total assets		762,266,999
Liabilities
Payable to custodian bank	$2,789,458
Payable for fund shares redeemed	166,145
Accrued management fee	43,474
Other payables and accrued expenses	44,878
Collateral on securities loaned	11,397,350
Total liabilities		14,441,305
Net Assets		$747,825,694
Net Assets consist of:
Paid in capital		$541,870,796
Total accumulated earnings (loss)		205,954,898
Net Assets		$747,825,694
Net Asset Value, offering price and redemption price per share ($747,825,694 ÷ 56,793,585 shares)		$13.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$18,050,285
Income from Fidelity Central Funds (including $43,157 from security lending)		44,855
Total income		18,095,140
Expenses
Management fee	$478,847
Custodian fees and expenses	17,650
Independent trustees' fees and expenses	1,798
Registration fees	36,013
Audit	51,482
Legal	959
Interest	1,245
Miscellaneous	1,901
Total expenses before reductions	589,895
Expense reductions	(108,421)
Total expenses after reductions		481,474
Net investment income (loss)		17,613,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,673,341
Fidelity Central Funds	4
Futures contracts	1,424,497
Total net realized gain (loss)		30,097,842
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	189,807,851
Futures contracts	10,711
Total change in net unrealized appreciation (depreciation)		189,818,562
Net gain (loss)		219,916,404
Net increase (decrease) in net assets resulting from operations		$237,530,070

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,613,666	$4,650,213
Net realized gain (loss)	30,097,842	(27,111,980)
Change in net unrealized appreciation (depreciation)	189,818,562	8,169,553
Net increase (decrease) in net assets resulting from operations	237,530,070	(14,292,214)
Distributions to shareholders	(16,700,258)	(3,402,434)
Share transactions
Proceeds from sales of shares	144,689,121	565,703,735
Reinvestment of distributions	16,698,031	3,402,425
Cost of shares redeemed	(207,219,025)	(83,279,953)
Net increase (decrease) in net assets resulting from share transactions	(45,831,873)	485,826,207
Total increase (decrease) in net assets	174,997,939	468,131,559
Net Assets
Beginning of period	572,827,755	104,696,196
End of period	$747,825,694	$572,827,755
Other Information
Shares
Sold	14,641,188	59,600,408
Issued in reinvestment of distributions	1,654,297	289,184
Redeemed	(18,761,090)	(9,440,066)
Net increase (decrease)	(2,465,605)	50,449,526

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Real Estate Index Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$11.88	$11.11	$11.08	$12.05
Income from Investment Operations
Net investment income (loss)A	.28	.36	.37	.33	.28
Net realized and unrealized gain (loss)	3.48	(2.20)	.79	.08	(.96)
Total from investment operations	3.76	(1.84)	1.16	.41	(.68)
Distributions from net investment income	(.26)	(.30)	(.37)	(.33)	(.24)
Distributions from net realized gain	–	(.07)	(.02)	(.05)	(.05)
Total distributions	(.26)	(.37)	(.39)	(.38)	(.29)
Net asset value, end of period	$13.17	$9.67	$11.88	$11.11	$11.08
Total ReturnB,C	39.72%	(16.04)%	10.79%	3.87%	(5.60)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.09%	.16%	.15%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.09%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.09%
Net investment income (loss)	2.58%	3.52%	3.31%	3.11%	2.55%
Supplemental Data
Net assets, end of period (000 omitted)	$747,826	$572,828	$104,696	$95,437	$98,222
Portfolio turnover rateF	53%	82%	9%	8%	6%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$202,793,067
Gross unrealized depreciation	(3,199,861)
Net unrealized appreciation (depreciation)	$199,593,206
Tax Cost	$558,833,559

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(890,875)
Long-term	(11,418,962)
Total capital loss carryforward	$(12,309,837)

Due to large redemptions and then subscriptions in a prior period, approximately $12,309,837 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $70,663 of those capital losses per year to offset capital gains.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,984,607
Undistributed long-term capital gain	$2,686,921
Net unrealized appreciation (depreciation) on securities and other investments	$199,593,206

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$16,700,258	$ 2,829,806
Long-term Capital Gains	–	572,628
Total	$16,700,258	$ 3,402,434

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Real Estate Index Fund	356,828,839	389,232,006

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Real Estate Index Fund	Borrower	$6,071,783.32%		$1,245

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Real Estate Index Fund	$1,254

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Real Estate Index Fund	$5,316	$2,130	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .07% of average net assets. This reimbursement will remain in place through November 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $108,421.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Real Estate Index Fund	13%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Real Estate Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI Real Estate Index Fund	.07%
Actual		$1,000.00	$1,268.90	$.39
Hypothetical-C		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Real Estate Index Fund voted to pay on September 7, 2021, to shareholders of record at the opening of business on September 3, 2021, a distribution of $0.289 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.053 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2021 $2,686,921, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 0%, 0%, and 84% of the dividends distributed in September, December, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 0%, 0%, and 100% of the dividends distributed in September, December, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 85%, 99%, and 0% of the dividends distributed in September, December, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV8-ANN-0921
1.9870987.105

Fidelity® SAI U.S. Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI U.S. Momentum Index Fund	32.98%	19.63%

 A From February 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Momentum Index Fund on February 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Custom Momentum Composite Index performed over the same period.

Period Ending Values
$22,301	Fidelity® SAI U.S. Momentum Index Fund
$22,435	MSCI USA Custom Momentum Composite Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 32.98%, roughly in line with the 33.14% advance of the benchmark MSCI USA Custom Momentum Composite Index. By sector, information technology rose roughly 36% and contributed most, followed by consumer discretionary, which gained about 61%, benefiting from the automobiles & components industry (+140%). Additionally, the health care sector increased about 48%, communication services gained 39%, aided by the media & entertainment industry (+39%). Industrials stocks also advanced roughly 25%. Other notable contributors included the financials (+23%), materials (+14%), consumer staples (+14%) and utilities (+3%) sectors. Conversely, stocks in the real estate sector returned approximately 5% and detracted most. Energy (-3%) also hurt. Turning to individual stocks, the top contributor was Tesla (+133%), from the automobiles & components segment. In media & entertainment, Alphabet (+81%) was helpful, as was Nvidia (+80%) within the semiconductors & semiconductor equipment industry. Moderna, in the pharmaceuticals, biotechnology & life sciences group, rose about 377% while PayPal, within the software & services category, gained 40% and further boosted the fund. Conversely, the biggest individual detractor was Regeneron Pharmaceuticals (-23%), from the pharmaceuticals, biotechnology & life sciences group, followed by Bank of America (-5%), which is in the banks segment. Within pharmaceuticals, biotechnology & life sciences, Vertex Pharmaceuticals returned -19% and hurt. Other detractors included Caterpillar (-3%), a stock in the capital goods category, and American Tower (-18%), from the real estate sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Tesla, Inc.	4.7
PayPal Holdings, Inc.	3.5
The Walt Disney Co.	2.7
Alphabet, Inc. Class C	2.6
Alphabet, Inc. Class A	2.5
16.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	27.5
Financials	20.3
Communication Services	12.0
Consumer Discretionary	11.7
Industrials	11.0

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.0%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 12.0%
Entertainment - 3.6%
Activision Blizzard, Inc.	65,367	$5,465,989
Roku, Inc. Class A (a)	44,557	19,084,209
Take-Two Interactive Software, Inc. (a)	5,339	925,889
The Walt Disney Co. (a)	452,504	79,649,754
		105,125,841
Interactive Media & Services - 7.6%
Alphabet, Inc.:
Class A (a)	27,032	72,838,535
Class C (a)	27,795	75,169,354
IAC (a)	45,227	6,209,215
Match Group, Inc. (a)	16,726	2,663,950
Pinterest, Inc. Class A (a)	320,619	18,884,459
Snap, Inc. Class A (a)	453,929	33,781,396
Twitter, Inc. (a)	112,701	7,860,895
Zillow Group, Inc.:
Class A (a)	9,939	1,064,765
Class C (a)(b)	27,683	2,941,596
		221,414,165
Media - 0.7%
Discovery Communications, Inc.:
Class A (a)	46,081	1,336,810
Class C (non-vtg.) (a)	79,185	2,146,705
Interpublic Group of Companies, Inc.	95,197	3,366,166
News Corp. Class A	209,987	5,171,980
Omnicom Group, Inc.	14,546	1,059,240
ViacomCBS, Inc. Class B	150,673	6,167,046
		19,247,947
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	27,014	3,890,556

TOTAL COMMUNICATION SERVICES		349,678,509

CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.4%
Aptiv PLC (a)	64,678	10,791,524
Lear Corp.	3,315	580,059
		11,371,583
Automobiles - 6.5%
Ford Motor Co. (a)	1,424,772	19,875,569
General Motors Co. (a)	550,468	31,288,601
Tesla, Inc. (a)	201,849	138,710,629
		189,874,799
Distributors - 0.1%
Pool Corp.	5,677	2,712,584
Hotels, Restaurants & Leisure - 0.5%
Caesars Entertainment, Inc. (a)	28,126	2,457,087
DraftKings, Inc. Class A (a)(b)	31,598	1,532,503
Expedia, Inc. (a)	35,792	5,757,859
MGM Resorts International	93,037	3,491,679
		13,239,128
Household Durables - 0.3%
D.R. Horton, Inc.	15,564	1,485,273
Garmin Ltd.	8,106	1,274,263
Lennar Corp. Class A	11,537	1,213,116
Mohawk Industries, Inc. (a)	13,883	2,705,797
Newell Brands, Inc.	17,183	425,279
Whirlpool Corp.	4,884	1,082,001
		8,185,729
Internet & Direct Marketing Retail - 1.0%
Chewy, Inc. (a)(b)	22,792	1,907,690
eBay, Inc.	25,849	1,763,160
Etsy, Inc. (a)	39,714	7,287,916
MercadoLibre, Inc. (a)	10,589	16,610,964
Wayfair LLC Class A (a)(b)	11,652	2,812,327
		30,382,057
Leisure Products - 0.4%
Peloton Interactive, Inc. Class A (a)	92,684	10,941,346
Multiline Retail - 1.6%
Target Corp.	177,969	46,458,807
Specialty Retail - 0.5%
Bath & Body Works, Inc.	78,275	6,267,479
Burlington Stores, Inc. (a)	3,688	1,234,742
Carvana Co. Class A (a)(b)	14,276	4,819,007
Tractor Supply Co.	17,832	3,226,344
		15,547,572
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	68,125	11,411,619

TOTAL CONSUMER DISCRETIONARY		340,125,224

CONSUMER STAPLES - 0.7%
Food Products - 0.4%
Archer Daniels Midland Co.	104,103	6,217,031
Bunge Ltd.	66,577	5,168,373
		11,385,404
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	24,350	8,128,761

TOTAL CONSUMER STAPLES		19,514,165

ENERGY - 2.7%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	46,754	993,055
Halliburton Co.	52,866	1,093,269
Schlumberger Ltd.	71,127	2,050,591
		4,136,915
Oil, Gas & Consumable Fuels - 2.5%
Cheniere Energy, Inc. (a)	66,208	5,623,045
Devon Energy Corp.	178,150	4,603,396
EOG Resources, Inc.	134,530	9,801,856
Exxon Mobil Corp.	681,646	39,242,360
Hess Corp.	45,606	3,486,123
Marathon Petroleum Corp.	34,930	1,928,835
Occidental Petroleum Corp.	127,513	3,328,089
ONEOK, Inc.	26,253	1,364,368
Pioneer Natural Resources Co.	26,011	3,781,219
		73,159,291

TOTAL ENERGY		77,296,206

FINANCIALS - 20.3%
Banks - 8.4%
Bank of America Corp.	1,796,893	68,928,815
Citizens Financial Group, Inc.	102,708	4,330,169
Fifth Third Bancorp	167,838	6,090,841
First Republic Bank	45,388	8,851,568
Huntington Bancshares, Inc./Ohio	53,233	749,521
JPMorgan Chase & Co.	446,153	67,717,102
KeyCorp	46,262	909,511
PNC Financial Services Group, Inc.	123,801	22,582,540
Regions Financial Corp.	180,415	3,472,989
SVB Financial Group (a)	28,060	15,431,878
U.S. Bancorp	140,929	7,827,197
Wells Fargo & Co.	859,350	39,478,539
		246,370,670
Capital Markets - 7.5%
Ameriprise Financial, Inc.	19,744	5,085,265
BlackRock, Inc. Class A	33,263	28,844,676
Carlyle Group LP	37,306	1,882,834
Charles Schwab Corp.	615,446	41,819,556
Franklin Resources, Inc.	18,780	554,949
Goldman Sachs Group, Inc.	124,816	46,791,022
Invesco Ltd.	217,934	5,313,231
KKR & Co. LP	136,026	8,673,018
MarketAxess Holdings, Inc.	1,914	909,475
Morgan Stanley	492,415	47,261,992
MSCI, Inc.	3,736	2,226,507
NASDAQ, Inc.	12,321	2,300,700
Raymond James Financial, Inc.	42,659	5,523,487
T. Rowe Price Group, Inc.	26,056	5,319,593
The Blackstone Group LP	128,291	14,788,104
		217,294,409
Consumer Finance - 1.4%
Ally Financial, Inc.	158,823	8,157,149
American Express Co.	35,460	6,046,994
Capital One Financial Corp.	132,254	21,385,472
Discover Financial Services	14,283	1,775,663
Synchrony Financial	62,941	2,959,486
		40,324,764
Diversified Financial Services - 2.3%
Berkshire Hathaway, Inc. Class B (a)	234,674	65,307,427
Equitable Holdings, Inc.	54,790	1,691,367
		66,998,794
Insurance - 0.7%
American Financial Group, Inc.	9,757	1,234,163
Arthur J. Gallagher & Co.	23,666	3,296,910
Athene Holding Ltd. (a)	7,354	475,215
Cincinnati Financial Corp.	29,937	3,528,974
Erie Indemnity Co. Class A	1,574	291,017
Hartford Financial Services Group, Inc.	59,984	3,816,182
Loews Corp.	26,962	1,445,972
MetLife, Inc.	118,168	6,818,294
		20,906,727

TOTAL FINANCIALS		591,895,364

HEALTH CARE - 9.4%
Biotechnology - 2.8%
Exact Sciences Corp. (a)	9,925	1,070,312
Horizon Therapeutics PLC (a)	44,851	4,485,997
Moderna, Inc. (a)	204,656	72,366,362
Novavax, Inc. (a)	13,195	2,366,259
		80,288,930
Health Care Equipment & Supplies - 2.5%
Align Technology, Inc. (a)	21,631	15,050,850
Danaher Corp.	88,900	26,446,861
Hologic, Inc. (a)	9,316	699,073
IDEXX Laboratories, Inc. (a)	26,599	18,048,219
Insulet Corp. (a)	2,577	720,761
Masimo Corp. (a)	2,110	574,743
Novocure Ltd. (a)	31,055	4,782,781
West Pharmaceutical Services, Inc.	14,707	6,055,313
		72,378,601
Health Care Providers & Services - 0.3%
DaVita HealthCare Partners, Inc. (a)	3,653	439,273
HCA Holdings, Inc.	29,278	7,266,800
Laboratory Corp. of America Holdings (a)	5,149	1,524,876
		9,230,949
Health Care Technology - 0.1%
Teladoc Health, Inc. (a)(b)	5,501	816,623
Veeva Systems, Inc. Class A (a)	5,196	1,728,761
		2,545,384
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (a)	32,662	5,984,658
Agilent Technologies, Inc.	101,839	15,604,790
Avantor, Inc. (a)	129,295	4,858,906
Bio-Rad Laboratories, Inc. Class A (a)	1,978	1,462,751
Bio-Techne Corp.	7,556	3,643,805
Charles River Laboratories International, Inc. (a)	10,526	4,283,240
IQVIA Holdings, Inc. (a)	20,717	5,131,601
Mettler-Toledo International, Inc. (a)	5,701	8,401,621
PerkinElmer, Inc.	5,720	1,042,356
PPD, Inc. (a)	13,335	615,010
Thermo Fisher Scientific, Inc.	22,416	12,104,864
Waters Corp. (a)	12,193	4,752,953
		67,886,555
Pharmaceuticals - 1.4%
Catalent, Inc. (a)	20,177	2,417,406
Eli Lilly & Co.	160,637	39,115,110
		41,532,516

TOTAL HEALTH CARE		273,862,935

INDUSTRIALS - 11.0%
Aerospace & Defense - 0.2%
Howmet Aerospace, Inc.	72,272	2,371,967
Textron, Inc.	58,387	4,029,287
		6,401,254
Air Freight & Logistics - 1.6%
Expeditors International of Washington, Inc.	25,499	3,270,247
FedEx Corp.	60,043	16,809,038
United Parcel Service, Inc. Class B	133,199	25,488,961
		45,568,246
Building Products - 1.5%
A.O. Smith Corp.	7,139	502,086
Carrier Global Corp.	210,138	11,610,125
Johnson Controls International PLC	271,352	19,379,960
Owens Corning	5,149	495,128
Trane Technologies PLC	56,036	11,409,490
		43,396,789
Electrical Equipment - 1.3%
Eaton Corp. PLC	54,323	8,585,750
Emerson Electric Co.	31,866	3,214,961
Generac Holdings, Inc. (a)	40,018	16,781,948
Plug Power, Inc. (a)(b)	315,619	8,610,086
Sunrun, Inc. (a)	15,942	844,448
		38,037,193
Industrial Conglomerates - 0.9%
General Electric Co.	2,055,707	26,621,406
Machinery - 3.7%
Caterpillar, Inc.	179,050	37,018,588
Cummins, Inc.	15,349	3,562,503
Deere & Co.	157,159	56,827,123
Ingersoll Rand, Inc. (a)	14,567	711,889
Parker Hannifin Corp.	14,556	4,541,909
Pentair PLC	16,018	1,180,046
Snap-On, Inc.	10,029	2,186,121
Xylem, Inc.	18,458	2,322,939
		108,351,118
Professional Services - 0.4%
Equifax, Inc.	7,058	1,839,315
IHS Markit Ltd.	52,277	6,108,045
Jacobs Engineering Group, Inc.	6,339	857,350
Robert Half International, Inc.	34,712	3,409,066
		12,213,776
Road & Rail - 1.1%
AMERCO	4,582	2,694,033
Kansas City Southern	29,088	7,789,766
Lyft, Inc. (a)	60,769	3,361,741
Old Dominion Freight Lines, Inc.	19,376	5,215,050
Uber Technologies, Inc. (a)	266,657	11,588,913
		30,649,503
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	28,872	9,514,768

TOTAL INDUSTRIALS		320,754,053

INFORMATION TECHNOLOGY - 27.5%
Communications Equipment - 0.2%
F5 Networks, Inc. (a)	13,597	2,807,916
Motorola Solutions, Inc.	8,813	1,973,407
		4,781,323
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	12,103	1,435,053
Cognex Corp.	17,427	1,575,575
Corning, Inc.	66,542	2,785,448
Keysight Technologies, Inc. (a)	34,055	5,603,750
TE Connectivity Ltd.	19,935	2,939,814
Trimble, Inc. (a)	92,099	7,874,465
Zebra Technologies Corp. Class A (a)	23,897	13,202,615
		35,416,720
IT Services - 5.5%
EPAM Systems, Inc. (a)	20,682	11,577,784
Gartner, Inc. (a)	11,801	3,124,079
MongoDB, Inc. Class A (a)	7,086	2,543,307
Okta, Inc. (a)	11,018	2,730,150
PayPal Holdings, Inc. (a)	372,011	102,500,191
Square, Inc. (a)	101,759	25,160,930
Twilio, Inc. Class A (a)	32,637	12,192,857
		159,829,298
Semiconductors & Semiconductor Equipment - 11.1%
Applied Materials, Inc.	505,453	70,728,038
Broadcom, Inc.	64,516	31,316,066
Enphase Energy, Inc. (a)	42,477	8,053,639
KLA Corp.	45,270	15,761,203
Lam Research Corp.	52,154	33,243,481
Marvell Technology, Inc.	88,025	5,326,393
Maxim Integrated Products, Inc.	74,556	7,448,890
Microchip Technology, Inc.	14,161	2,026,722
Micron Technology, Inc.	272,369	21,130,387
Monolithic Power Systems, Inc.	6,197	2,784,064
NVIDIA Corp.	254,137	49,554,174
NXP Semiconductors NV	100,552	20,752,927
ON Semiconductor Corp. (a)	115,567	4,514,047
Qorvo, Inc. (a)	32,866	6,231,065
Qualcomm, Inc.	65,760	9,850,848
Skyworks Solutions, Inc.	14,989	2,765,620
SolarEdge Technologies, Inc. (a)	3,236	839,677
Teradyne, Inc.	32,890	4,177,030
Texas Instruments, Inc.	140,442	26,771,054
		323,275,325
Software - 7.6%
Avalara, Inc. (a)	7,328	1,225,022
Bentley Systems, Inc. Class B (b)	32,541	1,978,818
Cadence Design Systems, Inc. (a)	52,837	7,801,383
Cloudflare, Inc. (a)	137,721	16,337,842
Crowdstrike Holdings, Inc. (a)	106,216	26,937,440
Datadog, Inc. Class A (a)	19,178	2,123,005
DocuSign, Inc. (a)	23,934	7,133,289
Dynatrace, Inc. (a)	8,722	557,074
Fortinet, Inc. (a)	35,533	9,673,504
HubSpot, Inc. (a)	19,473	11,606,297
Intuit, Inc.	15,713	8,327,419
Microsoft Corp.	183,103	52,167,876
Oracle Corp.	224,458	19,559,270
Palantir Technologies, Inc. (a)	64,885	1,408,653
Palo Alto Networks, Inc. (a)	18,304	7,304,211
PTC, Inc. (a)	27,229	3,688,168
RingCentral, Inc. (a)	3,163	845,375
ServiceNow, Inc. (a)	8,879	5,219,875
Synopsys, Inc. (a)	22,192	6,391,074
The Trade Desk, Inc. (a)	52,077	4,265,627
Tyler Technologies, Inc. (a)	4,694	2,312,452
Zendesk, Inc. (a)	16,651	2,173,455
Zoom Video Communications, Inc. Class A (a)	45,616	17,247,410
Zscaler, Inc. (a)	23,062	5,440,556
		221,725,095
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	174,287	25,421,502
Dell Technologies, Inc. (a)	79,544	7,685,541
Hewlett Packard Enterprise Co.	228,234	3,309,393
HP, Inc.	253,783	7,326,715
NetApp, Inc.	48,522	3,861,866
Seagate Technology Holdings PLC	66,567	5,851,239
Western Digital Corp. (a)	13,761	893,502
		54,349,758

TOTAL INFORMATION TECHNOLOGY		799,377,519

MATERIALS - 3.4%
Chemicals - 1.1%
Albemarle Corp. U.S.	45,581	9,391,509
Celanese Corp. Class A	11,439	1,781,853
CF Industries Holdings, Inc.	21,400	1,011,150
Corteva, Inc.	141,587	6,057,092
Dow, Inc.	37,360	2,322,298
DuPont de Nemours, Inc.	59,597	4,472,755
Eastman Chemical Co.	16,755	1,888,624
PPG Industries, Inc.	10,617	1,736,092
The Mosaic Co.	151,150	4,720,415
		33,381,788
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7,697	2,796,320
Containers & Packaging - 0.4%
Avery Dennison Corp.	27,542	5,802,549
International Paper Co.	56,397	3,257,491
Packaging Corp. of America	5,513	780,090
Sealed Air Corp.	9,050	513,588
WestRock Co.	13,594	668,961
		11,022,679
Metals & Mining - 1.8%
Freeport-McMoRan, Inc.	939,501	35,794,988
Nucor Corp.	117,529	12,225,367
Steel Dynamics, Inc.	71,950	4,637,178
		52,657,533

TOTAL MATERIALS		99,858,320

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Extra Space Storage, Inc.	17,353	3,021,851
Iron Mountain, Inc.	37,913	1,659,073
Public Storage	11,116	3,473,528
		8,154,452
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	100,501	9,694,326

TOTAL REAL ESTATE		17,848,778

UTILITIES - 0.2%
Gas Utilities - 0.0%
UGI Corp.	10,639	489,288
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	191,293	4,533,644

TOTAL UTILITIES		5,022,932

TOTAL COMMON STOCKS
(Cost $2,329,508,001)		2,895,234,005

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (c)	66,503,848	66,517,149
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	20,091,251	20,093,260
TOTAL MONEY MARKET FUNDS
(Cost $86,610,409)		86,610,409
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $2,416,118,410)		2,981,844,414
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(72,984,855)
NET ASSETS - 100%		$2,908,859,559

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	64	Sept. 2021	$14,046,400	$413,644	$413,644

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,382
Fidelity Securities Lending Cash Central Fund	9,586
Total	$16,968

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$28,555,285	$956,894,070	$918,931,989	$(145)	$(72)	$66,517,149	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	5,732,278	262,518,587	248,157,605	--	--	20,093,260	0.1%
Total	$34,287,563	$1,219,412,657	$1,167,089,594	$(145)	$(72)	$86,610,409

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$349,678,509	$349,678,509	$--	$--
Consumer Discretionary	340,125,224	340,125,224	--	--
Consumer Staples	19,514,165	19,514,165	--	--
Energy	77,296,206	77,296,206	--	--
Financials	591,895,364	591,895,364	--	--
Health Care	273,862,935	273,862,935	--	--
Industrials	320,754,053	320,754,053	--	--
Information Technology	799,377,519	799,377,519	--	--
Materials	99,858,320	99,858,320	--	--
Real Estate	17,848,778	17,848,778	--	--
Utilities	5,022,932	5,022,932	--	--
Money Market Funds	86,610,409	86,610,409	--	--
Total Investments in Securities:	$2,981,844,414	$2,981,844,414	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$413,644	$413,644	$--	$--
Total Assets	$413,644	$413,644	$--	$--
Total Derivative Instruments:	$413,644	$413,644	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$413,644	$0
Total Equity Risk	413,644	0
Total Value of Derivatives	$413,644	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $19,292,234) — See accompanying schedule: Unaffiliated issuers (cost $2,329,508,001)	$2,895,234,005
Fidelity Central Funds (cost $86,610,409)	86,610,409
Total Investment in Securities (cost $2,416,118,410)		$2,981,844,414
Segregated cash with brokers for derivative instruments		616,000
Cash		361,941
Receivable for investments sold		276,680,888
Receivable for fund shares sold		310,626
Dividends receivable		1,605,345
Distributions receivable from Fidelity Central Funds		1,928
Prepaid expenses		2,059
Other receivables		16
Total assets		3,261,423,217
Liabilities
Payable for investments purchased	$331,809,970
Payable for fund shares redeemed	295,724
Accrued management fee	228,140
Payable for daily variation margin on futures contracts	63,161
Other payables and accrued expenses	63,788
Collateral on securities loaned	20,102,875
Total liabilities		352,563,658
Net Assets		$2,908,859,559
Net Assets consist of:
Paid in capital		$1,904,579,533
Total accumulated earnings (loss)		1,004,280,026
Net Assets		$2,908,859,559
Net Asset Value, offering price and redemption price per share ($2,908,859,559 ÷ 152,723,189 shares)		$19.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$15,434,771
Income from Fidelity Central Funds (including $9,586 from security lending)		16,968
Total income		15,451,739
Expenses
Management fee	$2,252,964
Custodian fees and expenses	46,316
Independent trustees' fees and expenses	6,074
Registration fees	37,947
Audit	52,413
Legal	6,076
Interest	2,664
Miscellaneous	9,064
Total expenses		2,413,518
Net investment income (loss)		13,038,221
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	479,303,186
Fidelity Central Funds	(145)
Futures contracts	2,751,342
Total net realized gain (loss)		482,054,383
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	137,881,997
Fidelity Central Funds	(72)
Futures contracts	285,473
Total change in net unrealized appreciation (depreciation)		138,167,398
Net gain (loss)		620,221,781
Net increase (decrease) in net assets resulting from operations		$633,260,002

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,038,221	$39,104,562
Net realized gain (loss)	482,054,383	259,357,435
Change in net unrealized appreciation (depreciation)	138,167,398	(77,686,467)
Net increase (decrease) in net assets resulting from operations	633,260,002	220,775,530
Distributions to shareholders	(185,281,787)	(74,889,307)
Share transactions
Proceeds from sales of shares	1,215,829,630	671,359,872
Reinvestment of distributions	177,412,411	61,020,034
Cost of shares redeemed	(730,747,824)	(2,735,369,594)
Net increase (decrease) in net assets resulting from share transactions	662,494,217	(2,002,989,688)
Total increase (decrease) in net assets	1,110,472,432	(1,857,103,465)
Net Assets
Beginning of period	1,798,387,127	3,655,490,592
End of period	$2,908,859,559	$1,798,387,127
Other Information
Shares
Sold	71,831,071	49,727,677
Issued in reinvestment of distributions	11,959,109	4,423,533
Redeemed	(45,349,737)	(205,333,165)
Net increase (decrease)	38,440,443	(151,181,955)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Momentum Index Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$15.74	$13.77	$13.31	$10.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.19	.20	.15	.07
Net realized and unrealized gain (loss)	4.66	2.07	.71C	2.29	.91
Total from investment operations	4.76	2.26	.91	2.44	.98
Distributions from net investment income	(.18)	(.22)	(.12)	(.06)	–
Distributions from net realized gain	(1.27)	(.08)	(.33)	(.04)	–
Total distributions	(1.45)	(.29)D	(.45)	(.11)D	–
Net asset value, end of period	$19.05	$15.74	$13.77	$13.31	$10.98
Total ReturnE,F	32.98%	16.76%	6.94%C	22.33%	9.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.11%	.11%	.21%	.23%	.35%I
Expenses net of fee waivers, if any	.11%	.11%	.15%	.15%	.15%I
Expenses net of all reductions	.11%	.11%	.15%	.15%	.15%I
Net investment income (loss)	.58%	1.36%	1.54%	1.19%	1.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,908,860	$1,798,387	$3,655,491	$2,512,747	$744,177
Portfolio turnover rateJ	128%	163%	161%	153%	47%J

 A For the period February 9, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.91%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$607,026,398
Gross unrealized depreciation	(46,875,928)
Net unrealized appreciation (depreciation)	$560,150,470
Tax Cost	$2,421,693,944

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$126,909,221
Undistributed long-term capital gain	$317,220,336
Net unrealized appreciation (depreciation) on securities and other investments	$560,150,470

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$31,811,914	$ 55,904,171
Long-term Capital Gains	153,469,873	18,985,136
Total	$185,281,787	$ 74,889,307

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Momentum Index Fund	3,348,292,307	2,859,829,628

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Momentum Index Fund	Borrower	$15,161,900.32%		$2,664

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Momentum Index Fund	$4,153

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Momentum Index Fund	$1,350	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity SAI U.S. Momentum Index Fund	58%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI U.S. Momentum Index Fund	59%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Momentum Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from February 9, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 9, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI U.S. Momentum Index Fund	.11%
Actual		$1,000.00	$1,126.60	$.58
Hypothetical-C		$1,000.00	$1,024.25	$.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S Momentum Index Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $2.883 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.039 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $328,258,843, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 85% and 42% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 85% and 43% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 12% and 4% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SY1-ANN-0921
1.9878817.104

Fidelity® SAI U.S. Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI U.S. Value Index Fund	42.39%	8.31%

 A From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Focus Index℠ and the S&P 500 Index performed over the same period.

Period Ending Values
$13,348	Fidelity® SAI U.S. Value Index Fund
$13,369	Fidelity U.S. Value Focus Index℠
$17,520	S&P 500 Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2021, the fund gained 42.39%, roughly in line with the 42.56% advance of the benchmark Fidelity U.S. Value Focus Index. By sector, financials gained approximately 68% and contributed most, followed by information technology, which rose about 37%, and health care, which advanced 30%. The energy sector was up 38%, consumer discretionary gained 59% and materials increased about 66%. Other notable contributors included industrials (+68%), communication services (+18%), consumer staples (+21%), utilities (+19%) and real estate (+96%). Turning to individual holdings, the biggest individual contributor was Bank of America (+73%). Exxon Mobil, within the energy sector, advanced 42% and also lifted the fund’s return. In diversified financials, Morgan Stanley (+100%) and Goldman Sachs (+93%) helped as well. Another key contributor was Cisco Systems (+34%), a stock in the technology hardware & equipment segment. In contrast, the biggest individual detractor was PG&E (-30%), from the utilities sector, followed by Marathon Petroleum (-14%), which is in the energy sector. Within insurance, American International Group returned roughly -12% and weighed on the portfolio’s result. Other notable detractors included Viatris (-8%), a stock in the pharmaceuticals, biotechnology & life sciences category, and Berkshire Hathaway (-3%), from the diversified financials industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.3
Pfizer, Inc.	3.8
Verizon Communications, Inc.	3.5
AbbVie, Inc.	3.5
Intel Corp.	3.4
18.5

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	22.7
Financials	21.3
Information Technology	17.5
Communication Services	12.1
Consumer Discretionary	6.8

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	100.0%

 * Foreign investments - 2.8%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 12.1%
Diversified Telecommunication Services - 7.3%
AT&T, Inc.	4,311,467	$120,936,649
Liberty Global PLC Class A (a)	292,618	7,856,793
Lumen Technologies, Inc.	600,696	7,490,679
Verizon Communications, Inc.	2,285,986	127,512,299
		263,796,420
Interactive Media & Services - 0.5%
Alphabet, Inc. Class A (a)	6,896	18,581,479
Media - 4.3%
Comcast Corp. Class A	1,563,701	91,992,530
Discovery Communications, Inc. Class A (a)	273,204	7,925,648
DISH Network Corp. Class A (a)	150,033	6,284,882
Fox Corp. Class A	284,412	10,142,132
Interpublic Group of Companies, Inc.	237,539	8,399,379
Nexstar Broadcasting Group, Inc. Class A	25,811	3,796,024
Omnicom Group, Inc.	129,876	9,457,570
ViacomCBS, Inc. Class B	370,951	15,183,024
		153,181,189

TOTAL COMMUNICATION SERVICES		435,559,088

CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.4%
BorgWarner, Inc.	144,831	7,093,822
Lear Corp.	33,045	5,782,214
The Goodyear Tire & Rubber Co. (a)	168,501	2,647,151
		15,523,187
Automobiles - 2.4%
Ford Motor Co. (a)	2,367,559	33,027,448
General Motors Co. (a)	770,865	43,815,967
Harley-Davidson, Inc.	92,791	3,676,379
Thor Industries, Inc.	33,433	3,957,130
		84,476,924
Distributors - 0.2%
LKQ Corp. (a)	167,862	8,518,997
Household Durables - 2.0%
D.R. Horton, Inc.	198,086	18,903,347
Lennar Corp. Class A	174,153	18,312,188
Mohawk Industries, Inc. (a)	35,358	6,891,274
Newell Brands, Inc.	228,566	5,657,009
PulteGroup, Inc.	159,703	8,762,904
Toll Brothers, Inc.	67,795	4,018,210
Whirlpool Corp.	37,816	8,377,757
		70,922,689
Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. (a)	5,564	18,514,711
Qurate Retail, Inc. Series A	229,198	2,718,288
		21,232,999
Leisure Products - 0.1%
Polaris, Inc.	34,762	4,556,255
Multiline Retail - 0.2%
Kohl's Corp.	94,341	4,792,523
Macy's, Inc. (a)	188,229	3,199,893
		7,992,416
Specialty Retail - 0.8%
AutoNation, Inc. (a)	32,560	3,950,505
Best Buy Co., Inc.	134,610	15,123,434
Dick's Sporting Goods, Inc. (b)	39,572	4,121,028
Foot Locker, Inc.	62,364	3,558,490
		26,753,457
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp. (a)	43,034	4,502,217

TOTAL CONSUMER DISCRETIONARY		244,479,141

CONSUMER STAPLES - 4.1%
Beverages - 0.1%
Molson Coors Beverage Co. Class B	113,739	5,560,700
Food & Staples Retailing - 1.1%
Kroger Co.	457,173	18,606,941
Walgreens Boots Alliance, Inc.	433,228	20,426,700
		39,033,641
Food Products - 1.4%
Conagra Brands, Inc.	289,815	9,705,904
Ingredion, Inc.	40,443	3,551,300
The J.M. Smucker Co.	66,173	8,675,942
The Kraft Heinz Co.	391,455	15,059,274
Tyson Foods, Inc. Class A	177,998	12,719,737
		49,712,157
Tobacco - 1.5%
Altria Group, Inc.	1,117,502	53,684,796

TOTAL CONSUMER STAPLES		147,991,294

ENERGY - 4.1%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	439,246	9,329,585
Oil, Gas & Consumable Fuels - 3.8%
Chevron Corp.	708,550	72,137,476
EOG Resources, Inc.	352,408	25,676,447
EQT Corp. (a)	168,537	3,099,395
HollyFrontier Corp.	90,243	2,653,144
Kinder Morgan, Inc.	1,176,017	20,439,175
Marathon Oil Corp.	475,924	5,515,959
PDC Energy, Inc.	59,972	2,371,893
Targa Resources Corp.	138,073	5,814,254
		137,707,743

TOTAL ENERGY		147,037,328

FINANCIALS - 21.3%
Banks - 3.7%
Citigroup, Inc.	1,248,180	84,401,932
Citizens Financial Group, Inc.	257,196	10,843,383
First Horizon National Corp.	333,550	5,153,348
KeyCorp	586,045	11,521,645
Popular, Inc.	48,666	3,540,938
Prosperity Bancshares, Inc.	56,121	3,826,891
Regions Financial Corp.	341,167	6,567,465
Valley National Bancorp	245,092	3,159,236
Zions Bancorp NA	98,920	5,158,678
		134,173,516
Capital Markets - 5.9%
Bank of New York Mellon Corp.	487,181	25,007,001
Goldman Sachs Group, Inc.	205,438	77,014,597
Invesco Ltd.	228,490	5,570,586
Janus Henderson Group PLC	103,032	4,310,859
Jefferies Financial Group, Inc.	120,798	4,009,286
Morgan Stanley	811,178	77,856,864
State Street Corp.	209,999	18,299,313
		212,068,506
Consumer Finance - 2.2%
Ally Financial, Inc.	223,835	11,496,166
Capital One Financial Corp.	272,630	44,084,271
OneMain Holdings, Inc.	55,218	3,368,298
SLM Corp.	194,963	3,671,153
Synchrony Financial	326,613	15,357,343
		77,977,231
Diversified Financial Services - 4.4%
Berkshire Hathaway, Inc. Class B (a)	552,365	153,717,649
Voya Financial, Inc. (b)	73,205	4,714,402
		158,432,051
Insurance - 4.4%
AFLAC, Inc.	381,686	20,992,730
Allstate Corp.	180,755	23,507,188
Arch Capital Group Ltd. (a)	243,724	9,505,236
Athene Holding Ltd. (a)	75,259	4,863,237
Everest Re Group Ltd.	24,205	6,119,750
Fidelity National Financial, Inc.	174,544	7,786,408
First American Financial Corp.	66,267	4,460,432
Hartford Financial Services Group, Inc.	215,689	13,722,134
Lincoln National Corp.	108,059	6,658,596
Markel Corp. (a)	8,308	10,020,860
Old Republic International Corp.	171,141	4,220,337
Principal Financial Group, Inc.	152,756	9,490,730
Prudential Financial, Inc.	237,916	23,858,216
Reinsurance Group of America, Inc.	41,052	4,523,109
RenaissanceRe Holdings Ltd.	29,974	4,576,730
Unum Group	123,330	3,379,242
		157,684,935
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp.	316,964	5,030,219
Annaly Capital Management, Inc.	844,482	7,169,652
New Residential Investment Corp.	281,783	2,750,202
		14,950,073
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	68,145	3,078,110
MGIC Investment Corp.	204,895	2,835,747
New York Community Bancorp, Inc.	280,828	3,308,154
		9,222,011

TOTAL FINANCIALS		764,508,323

HEALTH CARE - 22.7%
Biotechnology - 5.2%
AbbVie, Inc.	1,066,528	124,037,206
Biogen, Inc. (a)	18,767	6,131,742
Gilead Sciences, Inc.	757,331	51,718,134
United Therapeutics Corp. (a)	27,050	4,921,207
		186,808,289
Health Care Equipment & Supplies - 0.4%
Hologic, Inc. (a)	154,725	11,610,564
Quidel Corp. (a)(b)	23,382	3,307,852
		14,918,416
Health Care Providers & Services - 9.8%
Anthem, Inc.	147,846	56,774,342
Cardinal Health, Inc.	175,205	10,403,673
Centene Corp. (a)	351,883	24,142,693
Cigna Corp.	207,208	47,552,164
CVS Health Corp.	795,006	65,476,694
DaVita HealthCare Partners, Inc. (a)	42,325	5,089,581
HCA Holdings, Inc.	154,062	38,238,188
Humana, Inc.	77,905	33,176,623
Laboratory Corp. of America Holdings (a)	58,960	17,461,004
McKesson Corp.	95,520	19,469,842
Molina Healthcare, Inc. (a)	35,265	9,627,698
Quest Diagnostics, Inc. (b)	78,885	11,185,893
Select Medical Holdings Corp.	65,138	2,569,694
Tenet Healthcare Corp. (a)	64,485	4,632,602
Universal Health Services, Inc. Class B	47,083	7,552,584
		353,353,275
Life Sciences Tools & Services - 0.3%
Bio-Rad Laboratories, Inc. Class A (a)	13,014	9,623,983
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	1,348,951	91,553,304
Jazz Pharmaceuticals PLC (a)	36,289	6,151,711
Perrigo Co. PLC	80,643	3,873,283
Pfizer, Inc.	3,211,986	137,505,121
Viatris, Inc.	729,843	10,268,891
		249,352,310

TOTAL HEALTH CARE		814,056,273

INDUSTRIALS - 3.1%
Aerospace & Defense - 0.9%
Huntington Ingalls Industries, Inc.	24,294	4,983,428
L3Harris Technologies, Inc.	123,779	28,065,650
		33,049,078
Building Products - 0.3%
Builders FirstSource, Inc. (a)	125,077	5,565,927
Owens Corning	63,079	6,065,677
		11,631,604
Construction & Engineering - 0.1%
EMCOR Group, Inc.	32,943	4,012,787
Electrical Equipment - 0.1%
Regal Beloit Corp.	24,534	3,612,141
Machinery - 0.5%
Oshkosh Corp.	41,434	4,953,435
Timken Co.	39,588	3,147,246
Westinghouse Air Brake Co.	107,278	9,104,684
		17,205,365
Professional Services - 0.5%
CACI International, Inc. Class A (a)	14,221	3,796,438
Manpower, Inc.	32,925	3,904,247
Nielsen Holdings PLC	216,477	5,128,340
Science Applications Internati	35,004	3,055,849
		15,884,874
Road & Rail - 0.1%
Knight-Swift Transportation Holdings, Inc. Class A	73,958	3,674,973
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)(b)	78,943	4,183,979
United Rentals, Inc. (a)	42,108	13,876,691
WESCO International, Inc. (a)	26,666	2,838,596
		20,899,266

TOTAL INDUSTRIALS		109,970,088

INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 1.7%
Cisco Systems, Inc.	958,926	53,095,733
Juniper Networks, Inc.	197,905	5,569,047
Lumentum Holdings, Inc. (a)	45,832	3,849,430
		62,514,210
Electronic Equipment & Components - 0.7%
Arrow Electronics, Inc. (a)	44,786	5,310,276
Flex Ltd. (a)	296,333	5,325,104
II-VI, Inc. (a)(b)	63,334	4,421,347
Jabil, Inc.	80,866	4,814,762
SYNNEX Corp.	25,048	2,994,238
Vontier Corp.	101,928	3,297,371
		26,163,098
IT Services - 3.8%
Alliance Data Systems Corp.	30,026	2,799,925
Amdocs Ltd.	77,083	5,943,870
DXC Technology Co. (a)	153,864	6,151,483
Fidelity National Information Services, Inc.	253,450	37,776,723
IBM Corp.	539,551	76,055,109
The Western Union Co.	247,126	5,735,794
		134,462,904
Semiconductors & Semiconductor Equipment - 5.0%
First Solar, Inc. (a)	51,357	4,418,756
Intel Corp.	2,273,402	122,127,155
Micron Technology, Inc.	677,164	52,534,383
		179,080,294
Software - 2.3%
j2 Global, Inc. (a)(b)	25,624	3,619,902
Microsoft Corp.	250,761	71,444,317
VMware, Inc. Class A (a)(b)	48,835	7,507,893
		82,572,112
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	564,080	82,276,709
Dell Technologies, Inc. (a)	150,853	14,575,417
Hewlett Packard Enterprise Co.	788,581	11,434,425
HP, Inc.	725,374	20,941,547
NCR Corp. (a)	79,044	3,509,554
Western Digital Corp. (a)	185,051	12,015,361
		144,753,013

TOTAL INFORMATION TECHNOLOGY		629,545,631

MATERIALS - 6.3%
Chemicals - 3.2%
CF Industries Holdings, Inc.	129,534	6,120,482
Corteva, Inc.	445,096	19,041,207
Dow, Inc.	451,067	28,038,325
DuPont de Nemours, Inc.	321,332	24,115,967
Eastman Chemical Co.	82,435	9,292,073
Huntsman Corp.	120,478	3,181,824
LyondellBasell Industries NV Class A	155,462	15,442,040
The Chemours Co. LLC	99,952	3,323,404
The Mosaic Co.	208,693	6,517,482
		115,072,804
Containers & Packaging - 1.0%
Berry Global Group, Inc. (a)	81,459	5,236,999
Graphic Packaging Holding Co.	171,615	3,289,860
International Paper Co.	236,550	13,663,128
Sonoco Products Co.	58,615	3,739,051
WestRock Co.	160,693	7,907,703
		33,836,741
Metals & Mining - 2.0%
Alcoa Corp. (a)	112,753	4,527,033
Newmont Corp.	483,779	30,390,997
Nucor Corp.	180,696	18,795,998
Reliance Steel & Aluminum Co.	38,470	6,045,561
Steel Dynamics, Inc.	121,167	7,809,213
United States Steel Corp. (b)	162,834	4,311,844
		71,880,646
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	61,745	3,423,143

TOTAL MATERIALS		224,213,334

UTILITIES - 1.7%
Electric Utilities - 1.4%
Evergy, Inc.	138,443	9,029,252
Exelon Corp.	590,064	27,614,995
NRG Energy, Inc. (b)	147,794	6,095,025
PG&E Corp. (a)	899,025	7,902,430
		50,641,702
Gas Utilities - 0.2%
UGI Corp.	126,024	5,795,844
Multi-Utilities - 0.1%
MDU Resources Group, Inc.	121,491	3,853,695

TOTAL UTILITIES		60,291,241

TOTAL COMMON STOCKS
(Cost $2,972,471,277)		3,577,651,741

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.06% (c)	72,611,636	72,626,158
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	42,912,921	42,917,213
TOTAL MONEY MARKET FUNDS
(Cost $115,543,371)		115,543,371
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $3,088,014,648)		3,693,195,112
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(103,935,112)
NET ASSETS - 100%		$3,589,260,000

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	53	Sept. 2021	$11,632,175	$369,779	$369,779

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,181
Fidelity Securities Lending Cash Central Fund	144,201
Total	$150,382

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$8,346,573	$926,765,096	$862,484,877	$(467)	$(167)	$72,626,158	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	22,683,129	302,843,588	282,609,504	--	--	42,917,213	0.1%
Total	$31,029,702	$1,229,608,684	$1,145,094,381	$(467)	$(167)	$115,543,371

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$435,559,088	$435,559,088	$--	$--
Consumer Discretionary	244,479,141	244,479,141	--	--
Consumer Staples	147,991,294	147,991,294	--	--
Energy	147,037,328	147,037,328	--	--
Financials	764,508,323	764,508,323	--	--
Health Care	814,056,273	814,056,273	--	--
Industrials	109,970,088	109,970,088	--	--
Information Technology	629,545,631	629,545,631	--	--
Materials	224,213,334	224,213,334	--	--
Utilities	60,291,241	60,291,241	--	--
Money Market Funds	115,543,371	115,543,371	--	--
Total Investments in Securities:	$3,693,195,112	$3,693,195,112	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$369,779	$369,779	$--	$--
Total Assets	$369,779	$369,779	$--	$--
Total Derivative Instruments:	$369,779	$369,779	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$369,779	$0
Total Equity Risk	369,779	0
Total Value of Derivatives	$369,779	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $42,012,222) — See accompanying schedule: Unaffiliated issuers (cost $2,972,471,277)	$3,577,651,741
Fidelity Central Funds (cost $115,543,371)	115,543,371
Total Investment in Securities (cost $3,088,014,648)		$3,693,195,112
Segregated cash with brokers for derivative instruments		506,000
Cash		1
Receivable for fund shares sold		274,373
Dividends receivable		9,418,233
Distributions receivable from Fidelity Central Funds		16,856
Prepaid expenses		2,553
Total assets		3,703,413,128
Liabilities
Payable for investments purchased	$70,607,958
Payable for fund shares redeemed	241,664
Accrued management fee	283,391
Payable for daily variation margin on futures contracts	50,851
Other payables and accrued expenses	52,422
Collateral on securities loaned	42,916,842
Total liabilities		114,153,128
Net Assets		$3,589,260,000
Net Assets consist of:
Paid in capital		$2,973,924,109
Total accumulated earnings (loss)		615,335,891
Net Assets		$3,589,260,000
Net Asset Value, offering price and redemption price per share ($3,589,260,000 ÷ 293,801,553 shares)		$12.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$81,543,552
Interest		496
Income from Fidelity Central Funds (including $144,201 from security lending)		150,382
Total income		81,694,430
Expenses
Management fee	$2,726,850
Custodian fees and expenses	33,819
Independent trustees' fees and expenses	7,364
Registration fees	34,624
Audit	50,529
Legal	5,239
Interest	5,033
Miscellaneous	11,565
Total expenses		2,875,023
Net investment income (loss)		78,819,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	103,856,177
Fidelity Central Funds	(467)
Futures contracts	2,813,076
Total net realized gain (loss)		106,668,786
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	705,381,087
Fidelity Central Funds	(167)
Futures contracts	(105,817)
Total change in net unrealized appreciation (depreciation)		705,275,103
Net gain (loss)		811,943,889
Net increase (decrease) in net assets resulting from operations		$890,763,296

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,819,407	$61,622,376
Net realized gain (loss)	106,668,786	(89,124,858)
Change in net unrealized appreciation (depreciation)	705,275,103	(108,080,086)
Net increase (decrease) in net assets resulting from operations	890,763,296	(135,582,568)
Distributions to shareholders	(64,578,607)	(47,902,133)
Share transactions
Proceeds from sales of shares	1,195,629,628	1,249,352,947
Reinvestment of distributions	62,975,816	31,571,367
Cost of shares redeemed	(777,831,052)	(603,278,266)
Net increase (decrease) in net assets resulting from share transactions	480,774,392	677,646,048
Total increase (decrease) in net assets	1,306,959,081	494,161,347
Net Assets
Beginning of period	2,282,300,919	1,788,139,572
End of period	$3,589,260,000	$2,282,300,919
Other Information
Shares
Sold	107,213,421	144,603,376
Issued in reinvestment of distributions	6,773,175	3,017,446
Redeemed	(79,062,982)	(66,443,904)
Net increase (decrease)	34,923,614	81,176,918

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Value Index Fund

Years ended July 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.82	$10.06	$10.36	$10.00
Income from Investment Operations
Net investment income (loss)B	.31	.29	.25	.14
Net realized and unrealized gain (loss)	3.35	(1.27)	(.22)	.23
Total from investment operations	3.66	(.98)	.03	.37
Distributions from net investment income	(.26)	(.26)	(.19)	(.01)
Distributions from net realized gain	–	–	(.14)	–
Total distributions	(.26)	(.26)	(.33)	(.01)
Net asset value, end of period	$12.22	$8.82	$10.06	$10.36
Total ReturnC,D	42.39%	(10.13)%	.62%	3.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.11%	.11%	.21%	.28%G
Expenses net of fee waivers, if any	.11%	.11%	.15%	.15%G
Expenses net of all reductions	.11%	.11%	.15%	.15%G
Net investment income (loss)	2.89%	3.12%	2.61%	2.20%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,589,260	$2,282,301	$1,788,140	$1,958,157
Portfolio turnover rateH	80%	82%	99%	113%G

 A For the period December 19, 2017 (commencement of operations) to July 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity SAI U.S. Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$618,219,293
Gross unrealized depreciation	(77,391,399)
Net unrealized appreciation (depreciation)	$540,827,894
Tax Cost	$3,152,367,218

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$74,507,997
Net unrealized appreciation (depreciation) on securities and other investments	$540,827,894

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$64,578,607	$ 47,902,133
Total	$64,578,607	$ 47,902,133

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Value Index Fund	2,668,807,779	2,171,025,162

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Value Index Fund	Borrower	$19,657,103.32%		$5,033

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Value Index Fund	$5,029

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Value Index Fund	$15,528	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity SAI U.S. Value Index Fund	68%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI U.S. Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2021 and for the period December 19, 2017 (commencement of operations) to July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the three years in the period ended July 31, 2021 and for the period December 19, 2017 (commencement of operations) to July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity SAI U.S. Value Index Fund	.10%
Actual		$1,000.00	$1,194.50	$.54
Hypothetical-C		$1,000.00	$1,024.30	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Value Index Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $0.091 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.164 per share from net investment income.

The fund designates 100%, and 98% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

USV-ANN-0921
1.9885515.103

Item 2.

Code of Ethics

As of the end of the period, July 31, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$34,500	$-	$8,100	$900
Fidelity SAI Real Estate Index Fund	$36,200	$-	$9,200	$900
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,000	$-	$6,900	$1,000
Fidelity SAI U.S. Large Cap Index Fund	$37,900	$-	$8,500	$1,000
Fidelity SAI U.S. Momentum Index Fund	$39,200	$-	$6,900	$1,000
Fidelity SAI U.S. Quality Index Fund	$39,500	$-	$6,900	$1,000

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$35,500	$-	$8,600	$800
Fidelity SAI Real Estate Index Fund	$37,400	$-	$8,100	$800
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,700	$-	$7,400	$900
Fidelity SAI U.S. Large Cap Index Fund	$38,600	$-	$9,100	$900
Fidelity SAI U.S. Momentum Index Fund	$40,200	$-	$7,200	$900
Fidelity SAI U.S. Quality Index Fund	$40,200	$-	$7,400	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI U.S. Value Index Fund (the “Fund(s)”):

Services Billed by PwC

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$35,500	$3,500	$9,000	$1,700

July 31, 2020 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$38,000	$3,500	$9,000	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2021A	July 31, 2020 A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2021A	July 31, 2020A
Deloitte Entities	$573,900	$557,600
PwC	$14,287,800	$14,256,600

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2021